UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A
(Rule 14a‑101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

StandardAero, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

StandardAero, Inc.

NOTICE & PROXY
STATEMENT

Annual Meeting of Stockholders

June 12, 2025

10:00 a.m. (Eastern time)

STANDARDAERO, INC.
6710 nORTH sCOTTSDALE ROAD, SUITE 250
SCOTTSDALE, ARIZONA 85253

April 25, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of StandardAero, Inc. at 10:00 a.m. Eastern time on Thursday, June 12, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

/s/ Russell Ford

Russell Ford

Chief Executive Officer and Chairman

STANDARDAERO, INC.

6710 North Scottsdale Road, Suite 250

Scottsdale, Arizona 85253

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, JUNE 12, 2025

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of StandardAero, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern time on Thursday, June 12, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SARO2025 and entering your 16‑digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

•
To elect Peter J. Clare, Russell Ford, and Andrea Fischer Newman as Class I directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
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To ratify the appointment of PricewaterhouseCoopers LLP, United States as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
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To approve, on an advisory (non‑binding) basis, the frequency of future advisory votes on the compensation of our named executive officers;
•
To approve, on an advisory (non‑binding) basis, the compensation of our named executive officers; and
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To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 17, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to the Secretary, at CorporateSecretary@standardaero.com, stating the purpose of the request and providing proof of ownership of Company stock. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll‑free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

/s/ Steve Sinquefield

Steve Sinquefield

Chief Legal Officer

April 25, 2025

STANDARDAERO, INC.

6710 North Scottsdale Road, Suite 250

Scottsdale, Arizona 85253

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the board of directors (the “Board of Directors” or the “Board”) of StandardAero, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, June 12, 2025 (the “Annual Meeting”), at 10:00 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SARO2025 and entering your 16‑digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our common stock, $0.01 par value per share, as of the close of business on April 17, 2025 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 334,461,630 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. The holders of common stock will vote together as a single class on all matters to be presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2024 (the “2024 Annual Report”) will be released on or about April 25, 2025 to our stockholders as of the Record Date.

In this proxy statement, “StandardAero”, “Company”, “we”, “us”, and “our” refer to StandardAero, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 12, 2025

This proxy statement and the 2024 Annual Report are available at http://www.proxyvote.com

Proposals

At the Annual Meeting, our stockholders will be asked:

•
To elect Peter J. Clare, Russell Ford, and Andrea Fischer Newman as directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
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To ratify the appointment of PricewaterhouseCoopers LLP, United States as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
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To approve, on an advisory (non‑binding) basis, the frequency of future advisory votes on the compensation of our named executive officers;
•
To approve, on an advisory (non‑binding) basis, the compensation of our named executive officers; and
•
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board of Directors

The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

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FOR the election of Peter J. Clare, Russell Ford, and Andrea Fischer Newman as directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP, United States as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
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ONE YEAR as the frequency of future advisory votes on the compensation of our named executive officers; and
•
FOR the approval, on an advisory (non‑binding) basis, of the compensation of our named executive officers.

Information About This Proxy Statement

Why You Received This Proxy Statement. You are viewing or have received these proxy materials because StandardAero’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, StandardAero is making this proxy statement and its 2024 Annual Report available to its stockholders electronically via the Internet. On or about April 25, 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2024 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2024 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1‑866‑540‑7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 17, 2025. You are entitled to vote at the Annual Meeting only if you were a holder of record of common stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote on all matters presented at the Annual Meeting. At the close of business on the Record Date, there were 334,461,630 shares of common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank, broker, or other agent, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank, broker, or other agent, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank, broker, or other agent how to vote your shares, and the bank, broker, or other agent is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares online during the Annual Meeting, you should contact your bank or broker to obtain your 16‑digit control number or otherwise vote through the bank or broker.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online, or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

StandardAero has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are an StandardAero stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/SARO2025. To attend and participate in the Annual Meeting, you will need the 16‑digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16‑digit control number or otherwise vote through the bank or broker. If you lose your 16‑digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check‑in will begin at 9:45 a.m. Eastern time, and you should allow ample time for the check‑in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the Annual Meeting, then either (i) the Chair of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present online or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in the Company’s Amended and Restated Bylaws until a quorum is present or represented.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•
by Internet – You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
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by Telephone – You can vote by telephone by calling 1‑800‑690‑6903 and following the instructions on the proxy card;
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by Mail – You can vote by mail by signing, dating, and mailing the proxy card, which you may have received by mail; or
•
Electronically at the Meeting – If you attend the meeting online, you will need the 16‑digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern time, on June 11, 2025. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16‑digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16‑digit control number or otherwise vote through the bank or broker. If you lose your 16‑digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
•
by granting a subsequent proxy through the Internet or telephone;
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by giving written notice of revocation to the Secretary of StandardAero prior to the Annual Meeting; or
•
by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16‑digit control number or otherwise voting through the bank or broker.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/SARO2025. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check‑in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/SARO2025.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

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irrelevant to the business of the Company or to the business of the Annual Meeting;
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related to material non‑public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10‑Q;
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related to any pending, threatened or ongoing litigation;
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related to personal grievances;
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derogatory references to individuals or that are otherwise in bad taste;
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substantially repetitious of questions already made by another stockholder;

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in excess of the two question limit;
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in furtherance of the stockholder’s personal or business interests; or
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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in his or her reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non‑votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non‑Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld and broker non‑votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non‑votes).	Abstentions and broker non‑votes will have no effect. We do not expect any broker non‑votes on this proposal.
Proposal 3: Approval, on an Advisory (Non‑Binding) Basis, of the frequency of future advisory votes on the Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non‑votes).	Abstentions and broker non‑votes will have no effect.
Proposal 4: Approval, on an Advisory (Non‑Binding) Basis, of the Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non‑votes).	Abstentions and broker non‑votes will have no effect.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposals regarding the ratification of the appointment of PricewaterhouseCoopers LLP, United States as our independent registered public accounting firm, the approval, on an advisory (non‑binding) basis of the frequency of future advisory votes on the compensation of our named executive officers, and the approval, on an advisory (non‑binding) basis, of the compensation of our named executive officers, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum.

Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of PricewaterhouseCoopers LLP, United States, the approval, on an advisory (non‑binding) basis of the frequency of future advisory votes on the compensation of our named executive officers, or the approval, on an advisory (non‑binding) basis, of the compensation of our named executive officers.

What are broker non‑votes and do they count for determining a quorum?

Generally, broker non‑votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner, and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP, United States, as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non‑routine matters, such as the election of directors, the approval, on an advisory (non‑binding) basis of the frequency of future advisory votes on the compensation of our named executive officers, and the approval, on an advisory (non‑binding) basis, of the compensation of our named executive officers. Those items for which your broker cannot vote result in broker non‑votes if you do not provide your broker with voting instructions on such items. Broker non‑votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8‑K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON

Proposal 1: Election of Directors

We currently have nine directors on our Board of Directors. At the Annual Meeting, three Class I directors, Peter J. Clare, Russell Ford, and Andrea Fischer Newman, are to be elected to hold office until the annual meeting of stockholders to be held in 2028 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation or removal.

As set forth in our Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”), the Board is currently divided into three classes with staggered, three‑year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the upcoming Annual Meeting and, if elected, whose subsequent term will expire at the 2028 annual meeting of stockholders; Class II, whose current term will expire at the 2026 annual meeting of stockholders; and Class III, whose current term will expire at the 2027 annual meeting of stockholders. The current Class I directors are Peter J. Clare, Russell Ford, and Andrea Fischer Newman; the current Class II directors are Douglas V. Brandely, Wendy M. Masiello, Stefan Weingartner; and the current Class III directors are Derek Kerr, Ian Fujiyama and Paul McElhinney. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company.

Our Amended and Restated Charter provides that, for so long as the Carlyle Stockholders (as defined therein) beneficially own at least 40% of the voting power of the outstanding shares of common stock, any or all of the directors may be removed from office at any time with or without cause by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote at an election of directors. When the Carlyle Stockholders cease to beneficially own at least 40% of the voting power of the outstanding shares of common stock, any or all of the directors may be removed at any time for cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of capital stock entitled to vote at an election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as directors of the persons whose names and biographies appear below. In the event that any of Peter J. Clare, Russell Ford, and Andrea Fischer Newman should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or alternatively, the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.

On October 1, 2024, we entered into the Stockholders Agreement with Carlyle Partners VII S1 Holdings, II, L.P. (“Carlyle Partners VII”), the Hux Investment Pt. Ltd (the “GIC Investor”) and certain of our other existing stockholders (the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, Carlyle has the right to designate eight of the nine directors. The number of designees that Carlyle is entitled will be reduced to (a) six directors at such time as the Carlyle Stockholders in the aggregate hold less than thirty‑five percent (35%) of the then outstanding shares of common stock, (b) four directors at such time as the Carlyle Stockholders in the aggregate hold less than twenty‑five percent (25%) of the then outstanding shares of common stock, (c) two directors at such time as the Carlyle Stockholders in the aggregate hold less than fifteen‑percent (15%) of the then outstanding shares of common stock, and (d) no directors at such time as the Carlyle Stockholders in the aggregate hold less than five percent (5%) of the then‑outstanding shares of common stock. The Board shall determine the total number of directors by resolution, but for so long as the Carlyle Stockholders have the right to designate a director pursuant to the Stockholders Agreement, the prior written consent of the Carlyle Stockholders is required in order to increase the number of directors to a number exceeding nine. If Carlyle loses its right to designate any directors pursuant to the terms of the Stockholders Agreement, these positions will be filled in accordance with our Amended and Restated Charter. For more information, see “Corporate Governance—Stockholders Agreement.”

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of each of the below Class I director nominees.

Nominees for Class I director (upon election at the upcoming Annual Meeting, terms to expire at the 2028 annual meeting of stockholders)

The current members of the Board who are also nominees for election to the Board as Class I directors are as follows:

Name	Age	Position with StandardAero
Peter J. Clare	60	Director
Russell Ford	63	Chief Executive Officer and Director
Andrea Fischer Newman	66	Director

The principal occupations and business experience, for at least the past five years, of each Class I director nominee for election at the upcoming Annual Meeting are as follows:

Peter J. Clare served as Chief Investment Officer of Corporate Private Equity, Chairman of the Americas and Chair of the U.S. Buyout and Growth Investment committees of The Carlyle Group, a private equity firm, until his retirement in 2023. He previously served in various senior roles at Carlyle, including as the Co‑Head of the U.S. Buyout and Growth team, Deputy Chief Investment Officer of Carlyle’s CPE segment, Global Head of the Aerospace, Defense & Government Services team and as a founding member of the Carlyle Asia team. Prior to joining Carlyle in 1992, Mr. Clare began his career with roles at First City Capital Corporation and the Merchant Banking Group of Prudential‑Bache. Mr. Clare has previously served as a member of the board of directors of various companies, including The Carlyle Group, Booz Allen Hamilton (where he also served a member of the Compensation Committee and Nominating and Governance Committee), Sedgwick, Nouryon, Pharmaceutical Product Development (PPD), Signode Industrial, Wesco Aircraft and Aviall. Mr. Clare holds an M.B.A. from the Wharton School at the University of Pennsylvania and a Bachelor of Science in business administration from Georgetown University. We believe Mr. Clare is qualified to serve on our Board because of his corporate finance expertise and knowledge of the aerospace industry, as well as his extensive experience as a board member.

Russell Ford was appointed Chief Executive Officer in October 2013. He also has served as a member of the Board since April 2019. Mr. Ford has over 30 years of experience working in the aerospace industry. Prior to joining the Company, he was at Precision Castparts Corporation as the President of Carlton Forge Works and Dickson Test Group. He also previously served as ClearEdge Power Inc.’s President and Chief Executive Officer, Prestolite Electric Inc.’s President and Chief Executive Officer, Holley Performance Products Inc.’s Chief Operations Officer, Lockheed Martin Corporation’s Senior Vice President of Operations, Allied Signal Corporation’s General Manager of the Industrial and Marine Engine Division and in various engineering and management positions at Bell Helicopter and AT&T. Mr. Ford holds an M.B.A. from Duke University’s Fuqua School of Business and a Bachelor of Science in mechanical engineering from the Georgia Institute of Technology. He is a certified Six Sigma Blackbelt and Shingjutzu Lean Expert. We believe Mr. Ford is qualified to serve as a member of our Board because of his decades of experience in the aerospace industry and his perspective as our Chief Executive Officer.

Andrea Fischer Newman served as Senior Vice President, Government Affairs, for Delta Air Lines until her retirement in 2017. Prior to her time at Delta Air Lines, Ms. Newman served in various senior government affairs roles at Northwest Airlines from 1995 until Delta Air Lines’ merger with Northwest in 2008. Across her 25 years in the airline industry, Ms. Newman has helped guide the airline industry’s public policy engagement, including the terrorist attacks of September 11, the passage of the FAA Modernization Act of 2012, and helped lead the U.S. industry’s efforts to level the playing field with foreign airline competitors through enforcement of Open Skies Agreements. She serves as a member of the board of directors of Sequitur Energy Resources and PrimeFlight Aviation Services and previously served as a member of the board of directors for Borden Dairy. In addition, Ms. Newman was elected to three terms as a Regent of the University of Michigan, serving from 1995 to 2019. She holds a Juris Doctor from The George Washington University and a Bachelor of Arts in history from the University of Michigan. We believe Ms. Newman is qualified to serve on our Board because of her decades of experience in the airline industry.

Continuing Members of the Board

Class II Directors (terms to expire at the 2026 Annual Meeting)

The current members of the Board who are Class II directors are as follows:

Name	Age	Position with StandardAero
Douglas V. Brandely	44	Director
Wendy Masiello	66	Director
Stefan Weingartner	63	Director

The principal occupations and business experience, for at least the past five years, of each Class II director are as follows:

Douglas V. Brandely is a Managing Director of The Carlyle Group, a private equity firm, where he focuses on investments in the aerospace, defense and government sectors as a member of Carlyle’s U.S. Buyout group. He is currently a member of the board of directors of Forgital Group and has previously served as a member of the board of directors for other Carlyle investments, such as Sequa Corporation, Novetta Solutions and PrimeFlight Aviation Services. Prior to joining Carlyle in 2005, Mr. Brandely was an investment banking analyst at Greenhill & Co. He holds a M.B.A. from the Wharton School at the University of Pennsylvania and a Bachelor of Science in commerce from the University of Virginia. We believe Mr. Brandely is qualified to serve on our Board because of his corporate finance expertise and knowledge of the aerospace industry, as well as his experience on the board of directors of several Carlyle portfolio companies.

Wendy M. Masiello is an independent consultant and President of Wendy Mas Consulting, LLC. She retired from the United States Air Force as a Lieutenant General in 2017 after over three decades of decorated military service. Prior to her retirement from the United States Air Force, Ms. Masiello served as Director of the Defense Contract Management Agency from 2014 to 2017 and Deputy Assistant Secretary (Contracting), Office of the Assistant Secretary of the Air Force for Acquisition, from 2011 to 2014. Ms. Masiello serves as a member of the board of directors of KBR, Inc., where she is a member of the Cybersecurity, Compensation, and Sustainability and Corporate Responsibility Committees. She also serves as a member of the board of directors for EURPAC Services, Inc., Tlingit Haida Tribal Business Corporation, MRI Global and ReBuilding Together and previously served as a member of the board of directors for the National Contract Management Association from 2018 to 2024. Ms. Masiello holds a Master of Science in national resource strategy from the Industrial College of the Armed Forces, a Master of Science in logistics management from the Air Force Institute of Technology and a Bachelor of Business Administration from Texas Tech University. We believe Ms. Masiello is qualified to serve on our Board because of her extensive knowledge of the aerospace, government contracting and procurement industries.

Stefan Weingartner is an Operating Executive of The Carlyle Group, a private equity firm, where he focuses on the aerospace, defense and government sectors. Prior to joining Carlyle in 2015, Dr. Weingartner was President and Chief Executive Officer of MTU Maintenance and a member of the Executive Board of MTU Aero Engines AG. Prior to that role, Dr. Weingartner held various leadership roles with multiple aerospace companies, including MTU Aero Engines GmbH, EADS Japan Co. Ltd. (now Airbus Group) and Daimler Chrysler Aerospace. He currently serves as a member of the strategic advisory board of Forgital Group and previously served as a member of the board of directors of Sequa Corporation from 2015 to 2022. Dr. Weingartner holds a Ph.D. in engineering from Technical University of Munich, a Master of Science in physics from the Technical University of Munich, an M.B.A. from Edinburgh Business School and a Bachelor of Science in physics from the Technical University of Munich. We believe Mr. Weingartner is qualified to serve on our Board because of his technical expertise in physics and engineering, as well as his decades of experience in the aerospace industry.

Class III Directors (terms to expire at the 2027 annual meeting of stockholders)

The current members of the Board who are Class III directors is as follows:

Name	Age	Position with StandardAero
Ian Fujiyama	52	Director
Derek Kerr	60	Director
Paul McElhinney	64	Director

The principal occupations and business experience, for at least the past five years, of the Class III director is as follows:

Ian Fujiyama is a Managing Director of The Carlyle Group, a private equity firm, as well as head of Carlyle’s Global Aerospace, Defense, and Government Services team. Mr. Fujiyama joined Carlyle in 1997, and in 1999 he spent two years in Hong Kong and Seoul working with Carlyle’s Asia buyout fund, Carlyle Asia Partners. Prior to joining Carlyle, Mr. Fujiyama was an associate at Donaldson Lufkin and Jenrette Securities Corp., with a focus on high yield and merchant banking transactions. He currently serves as a member of the board of directors of Two Six Technologies, Inc. and ManTech International. He previously served on the board of directors of ARINC Incorporated, CPI, Dynamic Precision Group, Novetta Solutions LLC, Booz Allen Hamilton, KLDiscovery, Inc. and Loc Performance. Mr. Fujiyama holds a Bachelor of Science in economics from the Wharton School at the University of Pennsylvania. We believe Mr. Fujiyama is qualified to serve on our Board because of his corporate finance expertise and knowledge of the aerospace industry as well as his experience on the board of directors of several Carlyle portfolio companies.

Derek Kerr served as Vice Chair and Strategic Advisor of American Airlines Group Inc. (“AAG”) and President of American Eagle, a passenger airline, from December 2022 to September 2023. He retired from AAG and American Eagle in September 2023. From 2013 to December 2022, Mr. Kerr served as Executive Vice President and Chief Financial Officer of AAG and its wholly‑owned subsidiary, American Airlines, Inc., overseeing global corporate risk, corporate development and corporate financial functions, including treasury, accounting, financial planning, labor and fleet analysis, tax, strategic planning, investor relations and purchasing. Prior to that, he served as Senior Vice President and Chief Financial Officer for US Airways, a role that he began in 2005, and was later promoted to Executive Vice President and Chief Financial Officer of US Airways in 2009 with an added responsibility for information technology. He previously worked at America West Airlines starting in 1996 and served in a variety of finance and planning roles until being named Chief Financial Officer in 2002. Mr. Kerr currently serves on the board of directors of AECOM and Comerica Incorporated. Mr. Kerr earned a Bachelor of Science in aeronautical engineering and a Master of Business Administration in finance from the University of Michigan. We believe Mr. Kerr is qualified to serve on our Board because of his significant leadership experience and knowledge of the aerospace industry.

Paul McElhinney is Senior Operating Partner of AE Industrial, where he leads the portfolio strategy and optimization group. Prior to joining AE Industrial in 2018, Mr. McElhinney served in various senior roles over a 30‑year career with General Electric, including as President and Chief Executive Officer of GE Power Services and GE Aviation Services, as well as General Counsel and various business development roles at GE Aviation and GE Capital Aviation Services. Mr. McElhinney serves as Chair of the board of directors for Moeller Aerospace, AIM MRO and Columbia Helicopters. He previously served on the board of directors of Kellstrom Aerospace and Belcan. He holds a Bachelor of Arts in legal science from Trinity College. We believe Mr. McElhinney is qualified to serve on our Board because of his decades of experience and leadership in the aerospace industry.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed PricewaterhouseCoopers LLP, United States as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of PricewaterhouseCoopers LLP, United States is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Neither PricewaterhouseCoopers LLP, United States nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non‑audit related services.

A representative of PricewaterhouseCoopers LLP, United States is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of PricewaterhouseCoopers LLP, United States is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2026. Even if the appointment of PricewaterhouseCoopers LLP, United States is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Change in Independent Registered Public Accounting Firm

As previously disclosed, on November 25, 2024, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP, United States as our independent registered public accounting firm for the fiscal year ended December 31, 2024 and, on the same date, dismissed PricewaterhouseCoopers LLP, Canada (“PwC Canada”) as the Company’s independent registered public accounting firm. PwC Canada had served as the Company’s independent registered public accounting firm for the years ended December 31, 2022 and 2023.

The reports of PwC Canada on the Company’s financial statements for each of the two fiscal years ended December 31, 2022 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In the fiscal years ended December 31, 2022 and 2023 and in the subsequent interim period through November 25, 2024, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S‑K and the related instructions) between the Company and PwC Canada on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of PwC Canada, would have caused PwC Canada to make reference to the matter in its report on the financial statements for such years.

In the fiscal years ended December 31, 2022 and 2023 and in the subsequent interim period through November 25, 2024, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S‑K), except for the material weaknesses in the design of our internal controls over financial reporting, as disclosed in the Company’s prospectus, dated October 1, 2024, filed with the Securities and Exchange Commission (“SEC”) pursuant to Rule 424(b) under the Act, and the Company’s Quarterly Report on Form 10‑Q for the period ended September 30, 2024. In connection with the preparation of the Company’s consolidated financial statements for the years ended December 31, 2023 and 2022, the Company identified material weaknesses in the Company’s internal control over financial reporting as the Company did not formally design or maintain an effective control environment commensurate with the financial reporting requirements of a public company and the Company did not have the necessary business processes, systems, personnel and related internal controls necessary to satisfy the accounting and financial reporting requirements of a public company. This contributed to the following material weaknesses: (i) the Company did not maintain an effective control environment due to insufficient resources with an appropriate level of knowledge and experience in establishing controls or maintaining adequate written policies and procedures for accounting and financial reporting under SEC rules; (ii) the Company did not formalize the design of certain controls related to the reporting process and significant account balances; and (iii) the Company did not consistently operate certain IT controls designed to maintain the integrity of user access, program change management and segregation of duties that would ensure proper implementation, operation and oversight of certain IT applications and data. The Audit Committee discussed the subject matter of the material weaknesses with PwC Canada. The Company has also authorized PwC Canada to respond fully to the inquiries of PricewaterhouseCoopers LLP, United States, concerning the subject matter of the material weaknesses.

During the fiscal years ended December 31, 2023 and 2022 and in the subsequent interim periods through November 25, 2024, neither the Company nor anyone on its behalf has consulted with PricewaterhouseCoopers LLP, United States (other than in the ordinary course of the financial statement audit for the fiscal years ended December 31, 2023 and 2022 as a component auditor to PwC Canada) with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on financial statements, and neither a written report nor oral advice was provided to the Company that PricewaterhouseCoopers LLP, United States concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S‑K; or (iii) any “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S‑K.

The Company provided PwC Canada with a copy of the disclosure above that it made in its Current Report on Form 8-K (the “Report”) filed with the SEC on November 26, 2024. A copy of PwC Canada’s letter, dated November 26, 2024, was filed as Exhibit 16.1 to that Report.

Recommendation of the Board

The Board unanimously recommends a vote FOR the Ratification of the Appointment of PricewaterhouseCoopers LLP, United States as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025.

Proposal 3: Approval, on an Advisory (Non‑Binding) Basis, of the Frequency of Future Advisory Votes on the Compensation of our Named Executive Officers

In accordance with the Dodd‑Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a‑21 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company requests that our stockholders cast a non‑binding, advisory vote regarding the frequency with which we should include in future annual proxy statements a stockholder advisory vote (the “Say‑on‑Pay Vote”) to approve the compensation of our named executive officers. The first Say‑on‑Pay Vote will occur at the Annual Meeting. By voting on this proposal, stockholders may indicate whether they would prefer that the Company provide for the Say‑on‑Pay Vote at future annual meetings every one year, every two years or every three years. Stockholders may also abstain from the vote.

After careful consideration, the Board determined that providing a Say‑on‑Pay Vote every year is the most appropriate alternative for the Company at this time. In formulating its recommendation, the Board determined that an annual advisory vote on named executive officer compensation will allow stockholders to provide their direct input on our compensation philosophy, policies and practices as disclosed in future proxy statements on a more timely and consistent basis than if the vote were held less frequently. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking regular dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this proposal.

This “Say‑on‑Frequency” vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding how often they should have the opportunity to approve our executive compensation programs.

Stockholders of the Company will have the opportunity to specify one of four choices for this proposal on the proxy card: (1) one year; (2) two years; (3) three years; or (4) abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. Rather, stockholders are being asked to express their preference regarding the frequency of future advisory votes to approve executive compensation.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote of “ONE YEAR” regarding the non‑binding frequency of future advisory votes on the compensation of our named executive officers.

Proposal 4: Approval, on an Advisory (Non‑Binding) Basis, of the Compensation of our Named Executive Officers

As required by Section 14A(a)(1) of the Exchange Act, the below resolution enables our stockholders to vote to approve, on an advisory (non‑binding) basis, the compensation of our named executive officers (also referred to as “NEOs”) as disclosed in this proxy statement. This proposal, commonly known as a “say‑on‑pay” proposal (the “Say‑On‑Pay Vote”), gives our stockholders the opportunity to express their views on our NEOs’ compensation. The Say‑on‑Pay Vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.

We encourage our stockholders to review the “Compensation Discussion and Analysis” section of this proxy statement for more information.

We believe that our compensation programs and policies for the year ended December 31, 2024 were an effective incentive for the achievement of our goals, aligned with stockholders’ interest and worthy of stockholder support. Additional details concerning how we structure our compensation programs to meet the objectives of our compensation program are provided in the section titled “Compensation Discussion and Analysis” set forth below in this proxy statement. We expect that our next advisory say‑on‑pay vote (following the non‑binding advisory vote at this Annual Meeting) is expected to occur at the 2026 Annual Meeting.

This vote is merely advisory and will not be binding upon us, our Board or the Board’s Compensation Committee, nor will it create or imply any change in the duties of us, our Board or the Board’s Compensation Committee. The Board’s Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions. The Board values constructive dialogue on executive compensation and other significant governance topics with our stockholders and encourages all stockholders to vote their shares on this important matter.

As an advisory approval, this proposal is not binding upon us or our Board. However, the Compensation Committee, which is responsible for the design and administration of our executive compensation program, values the opinions of our stockholders expressed through your vote on this proposal. The Board and Compensation Committee will consider the outcome of this vote in making future compensation decisions for our NEOs. Accordingly, we ask our stockholders to vote FOR the following resolution at the annual meeting:

“RESOLVED, that the stockholders of StandardAero, Inc. approve, on an advisory (non‑binding) basis, the compensation of StandardAero, Inc.’s named executive officers as disclosed pursuant to Item 402 of Regulation S‑K, including in the “Compensation Discussion & Analysis,” compensation tables and related narrative disclosure set forth in StandardAero, Inc.’s definitive proxy statement for the 2025 Annual Meeting of Stockholders.”

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval, on an advisory (non‑binding) basis, of the compensation of our named executive officers.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of StandardAero, Inc., a Delaware corporation (the “Company”) for the fiscal year ended December 31, 2024 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2024.

Douglas V. Brandely (Chair)
Peter J. Clare
Wendy M. Masiello

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees, including out‑of‑pocket costs, of PricewaterhouseCoopers LLP, United States, our independent registered public accounting firm for the year ended December 31, 2024, billed to the Company in the last fiscal year for audit services and other services. The Company paid no fees to PricewaterhouseCoopers LLP, United States for the fiscal year ended December 31, 2023. PricewaterhouseCoopers LLP, United States became our independent registered public accounting firm on November 25, 2024.

Fee Category	2024 (in thousands)
Audit Fees	$3,710
Audit‑Related Fees	—
Tax Fees	124
All Other Fees	—
Total	$3,834

Audit fees

Audit fees consist of fees for the audit of our consolidated financial statements.

Audit‑related fees

We did not have any audit‑related fees in 2024.

Tax fees

Tax fees consist of fees for tax consulting services provided by PricewaterhouseCoopers LLP, United States related to a private letter ruling and debt restructuring.

All other fees

We did not have any additional fees to disclose in 2024.

Audit Committee Pre‑Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre‑Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non‑audit services proposed to be performed by the independent auditor may be pre‑approved. The Pre‑Approval Policy generally provides that we will not engage PricewaterhouseCoopers LLP, United States to render any audit, audit‑related, tax or permissible non‑audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre‑approval”) or (ii) entered into pursuant to the pre‑approval policies and procedures described in the Pre‑Approval Policy (“general pre‑approval”). Unless a type of service to be provided by PricewaterhouseCoopers LLP, United States has received general pre‑approval under the Pre‑Approval Policy, it requires specific pre‑approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre‑approvals. Any proposed services exceeding pre‑approved cost levels or budgeted amounts will also require specific pre‑approval. For both types of pre‑approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre‑approve the services (and related fee levels or budgeted amounts) that may be provided by PricewaterhouseCoopers LLP, United States without first obtaining specific pre‑approval from the Audit Committee. The Audit Committee may revise the list of general pre‑approved services from time to time, based on subsequent determinations. The Audit Committee pre‑approved all services performed since the Pre‑Approval Policy was adopted.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Russell Ford(1)	63	Chief Executive Officer and Director
Daniel Satterfield	60	Chief Financial Officer
Kimberly Ernzen	53	Chief Operating Officer
Lewis Prebble	54	President, Engine Services ‑ Airlines & Fleets
Marc Drobny	54	President, Engine Services ‑ Military, Helicopters & Energy
Anthony Brancato	64	President, Engine Services ‑ Business Aviation
Kimberly Ashmun	45	President, Component Repair Services
Steve Sinquefield	65	Chief Legal Officer
Alexander Trapp	51	Chief Strategy Officer
Malisa Chambliss	54	Chief Human Resources Officer

(1)
See biography on page 9 of this proxy statement.

Daniel Satterfield was appointed Chief Financial Officer in January 2023. Prior to joining the Company, Mr. Satterfield served as Chief Financial Officer for Honeywell Aerospace from December 2018 to December 2022. Prior to his service at Honeywell, he worked in senior executive financial leadership roles at Gates Corporation, Eaton, Cooper Industries and Siemens. Mr. Satterfield has more than 30 years of international management experience delivering strong leadership in growth, productivity, acquisition integration, financial reporting and complex accounting. He also has extensive engineering and manufacturing management expertise and corporate SEC and GAAP experience. Mr. Satterfield holds a Bachelor of Business Administration in accounting from the University of Georgia.

Kimberly Ernzen was appointed Chief Operating Officer in May 2024. Prior to joining the Company, Ms. Ernzen served in a variety of leadership positions at Raytheon since 2014, including President, Naval Power, from April 2020 to May 2024, Senior Vice President, Air Warfare Systems, from November 2018 to March 2020, Vice President, Land Warfare Systems, from May 2017 to October 2018 and Vice President, Operations from March 2014 to May 2017. During her three decades of experience in the aerospace industry, Ms. Ernzen has held multiple director and manager roles at Raytheon, Hawker Beechcraft, Cessa and Boeing. Ms. Ernzen holds an Executive M.B.A., a Master of Science in aerospace engineering and a Bachelor of Science in aerospace engineering from Wichita State University.

Lewis Prebble was appointed President of Airlines & Fleets in April 2021. Prior to joining the Company, Mr. Prebble served as Senior Vice President for the Americas at Rolls‑Royce from February 2014 to March 2021. Mr. Prebble has more than 25 years of aerospace experience working in the aircraft engine and airline industries. Mr. Prebble held multiple executive positions at Rolls‑Royce including Senior Vice President, Customer Business ‑ Bombardier, Vice President, Customer Business ‑ Americas and Head of Business Development & Marketing, Services and Sales Director ‑ Asia Pacific. Prior to that, he worked five years in strategic positions for Air New Zealand. Mr. Prebble holds an M.B.A. from the Darden School of Business at the University of Virginia and a Bachelor of Commerce & Administration in operations management from Victoria University in Wellington, New Zealand.

Kimberly Ashmun was appointed President of Components & Accessories in September 2022. Prior to joining the Company, Ms. Ashmun served in a variety of technical, program and executive leadership positions at Lockheed Martin, including Vice President of Global Supply Chain Operations for the Sikorsky line of business from February 2022 to September 2022, Director, Global Sustainment Program Integration for Training and Logistics Solutions from August 2019 to February 2022 and Director, F‑35 International Subcontract Program Manager from November 2016 to August 2019. Ms. Ashmun has more than 20 years of leadership experience in the aerospace industry, having begun her career as a manufacturing engineer for Lockheed Martin Aeronautics with roles in engineering and operations supporting the F‑35 program. Ms. Ashmun holds an M.B.A. from Southern Methodist University, a Master of Science in system engineering from Southern Methodist University and a Bachelor of Science in engineering and manufacturing technology from Texas A&M University. In addition, she has completed Lockheed Martin’s Engineering Leadership Development Program and multiple executive courses from Columbia Business School and UC Berkeley Executive Education.

Marc Drobny was appointed President of Military, Helicopter & Energy in October 2020 and joined the Company in March 2018 as President of Business Aviation. Prior to joining the Company, Mr. Drobny served as President of Executive Jet Management from July 2016 to March 2018. Prior to his 13 years at Executive Jet Management, Mr. Drobny served more than a decade with the U.S. Navy, rising through the ranks as an FA‑18 Pilot and Test Pilot to serve as Department Head for a Navy FA‑18 squadron. Mr. Drobny holds a Bachelor of Science in aeronautical engineering from the U.S. Naval Academy and is a graduate of the U.S. Navy Test Pilot School.

Anthony Brancato was appointed President of Business Aviation in January 2021. Mr. Brancato joined the Company in February 2017, serving as President, Associated Air Center from February 2017 to December 2018 and as Senior Vice President, Integration from January 2019 to December 2020. Prior to joining the Company, Mr. Brancato held similar executive roles with Honeywell Aerospace, including Vice President of Global Business Aviation Aftermarket which generated more than $1.4 billion in revenue and managed a network of 300 service centers. During his more than three decades of experience in the aviation industry, Mr. Brancato has held multiple Vice President and General Manager roles in commercial, government services and business aviation units with Textron Lycoming, AlliedSignal and Honeywell. Mr. Brancato holds an M.B.A. from the University of New Haven, a Bachelor of Arts in management from the University of Phoenix, an Associate of Science degree in engineering and an FAA Airframe and Powerplant Certificate from Long Beach City College.

Steve Sinquefield was appointed Chief Legal Officer in February 2025. Prior to that, Mr. Sinquefield served as Senior Vice President and General Counsel since December 2015. Prior to joining the Company, Mr. Sinquefield served as General Counsel, Vice President, Contracts and Corporate Secretary for Tenax Aerospace Holdings LLC from August 2014 to December 2015. Mr. Sinquefield has more than 25 years of domestic and international legal experience as a Fortune 100 General Counsel, having worked for some of the top industry leaders, including L‑3 Communications, Vertex Aerospace, Raytheon and Beechcraft. Mr. Sinquefield began his legal career as a litigation law associate at Taylor & Whitwell, Attorneys. He has also served the legal profession and his community on a variety of boards, committees and membership in both state and national associations. He holds a Juris Doctor from the University of Mississippi School of Law and a Bachelor of Arts in political science and English from the University of Mississippi.

Alexander Trapp was appointed Chief Strategy Officer in February 2025. In this role, Mr. Trapp is responsible for leading enterprise-wide strategy development, marketing, external communications, pursuit of new engine platforms and orchestration of joint ventures, mergers, and acquisitions. Prior to that, Mr. Trapp served as Senior Vice President, Business Development at the Company since March 2016. Prior to joining the Company, Mr. Trapp served as Vice President, Commercial at Rolls-Royce North America, where he was responsible for driving the company’s strategy and long-term customer contracts, as well as bidding and negotiating new business. In addition to working at Rolls-Royce, Mr. Trapp has extensive airline expertise having served in strategic planning, corporate development and finance leadership roles for ExpressJet Airlines and Continental Airlines. Mr. Trapp holds an M.B.A. from Washington University’s Olin School of Business and a Bachelor of Science degree in Business Administration from Trinity University.

Malisa Chambliss was appointed Chief Human Resources Officer in March 2020. In this role, Ms. Chambliss oversees all aspects of the Company’s HR operations, including staffing, employee training and development, benefits, compensation, payroll, and employee/labor relations. Prior to joining the Company, Ms. Chambliss served as Executive HR Leader for GE Aviation’s Maintenance Operations, supporting global manufacturing across 22 sites and more than 12,000 employees. Her career also includes key HR leadership roles within GE’s Oil & Gas, Security, and Real Estate divisions, as well as positions at United Technologies Corporation, ServiceMaster, and CIGNA. Ms. Chambliss holds a Bachelor of Arts and a Master of Arts degree in Psychology from Troy University.

CORPORATE GOVERNANCE

General

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Conduct, and charters for our Nominating and Corporate Governance Committee, Audit Committee, Compensation Committee and Executive Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Conduct in the “Governance” section of the “Investor Relations” page of our website located at https://ir.standardaero.com/, or by writing to our Secretary at our offices at 6710 North Scottsdale Road, Suite 250, Scottsdale, AZ 85253.

Board Composition

Our Board of Directors currently consists of nine members: Douglas V. Brandely, Peter J., Clare, Russell Ford, Ian Fujiyama, Derek Kerr, Wendy M. Masiello, Paul McElhinney, Andrea Fischer Newman, and Stefan Weingartner. As set forth in our Amended and Restated Charter, the Board is currently divided into three classes with staggered three‑year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Amended and Restated Charter and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board, but for so long as the Carlyle Stockholders have the right to designate a director pursuant to the Stockholders Agreement, the prior written consent of the Carlyle Stockholders is required in order to increase the number of directors to a number exceeding nine. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one third of the directors. The division of our Board into three classes with staggered three‑year terms may delay or prevent a change of our management or a change in control of our Company.

Our Amended and Restated Charter provides that, for so long as the Carlyle Stockholders beneficially own at least 40% of the voting power of the outstanding shares of common stock, any or all of the directors may be removed from office at any time with or without cause by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote at an election of directors. When the Carlyle Stockholders cease to beneficially own at least 40% of the voting power of the outstanding shares of common stock, any or all of the directors may be removed at any time for cause by the affirmative vote of the holders of at least 66 2/3% of the voting power of the outstanding shares of capital stock entitled to vote at an election of directors.

Stockholders Agreement

On October 1, 2024, we entered into the Stockholders Agreement with Carlyle Partners VII and the GIC Investor and certain of our other existing stockholders. Pursuant to the Stockholders Agreement, Carlyle has the right to designate eight of the nine directors. The number of designees that Carlyle is entitled will be reduced to (a) six directors at such time as the Carlyle Stockholders in the aggregate hold less than thirty‑five percent (35%) of the then outstanding shares of common stock, (b) four directors at such time as the Carlyle Stockholders in the aggregate hold less than twenty‑five percent (25%) of the then outstanding shares of common stock, (c) two directors at such time as the Carlyle Stockholders in the aggregate hold less than fifteen‑percent (15%) of the then outstanding shares of common stock, and (d) no directors at such time as the Carlyle Stockholders in the aggregate hold less than five percent (5%) of the then‑outstanding shares of common stock. If Carlyle loses its right to designate any directors pursuant to the terms of the Stockholders Agreement, these positions will be filled in accordance with our Amended and Restated Charter.

The Stockholders Agreement also includes provisions pursuant to which we grant Carlyle and the GIC Investor (or, in each case, a permitted transferee or affiliate) the right to cause us, in certain instances, at our expense, to file registration statements under the Securities Act covering resales of our shares of common stock held by Carlyle and the GIC Investor (or, in each case, such permitted transferee or affiliate).

Director Independence

Our Board of Directors has determined that each of Douglas V. Brandely, Peter J., Clare, Ian Fujiyama, Derek Kerr, Wendy M. Masiello, Paul McElhinney, Andrea Fischer Newman, and Stefan Weingartner qualify as “independent” in accordance with the listing requirements of the NYSE (“NYSE”). In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships, including affiliations with significant stockholders, as they may relate to us and our management. Based on his relationship with the Company, Russell Ford does not qualify as independent under NYSE Rules.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Executive Sessions of Non‑Management Directors

Our independent directors meet in executive session without non‑independent directors or other members of management present on a regularly scheduled basis but no less than twice per year. Each executive session of the independent directors is presided over by the Chairman of the Board.

Controlled Company Exemption

The Carlyle Group Inc. and its affiliates beneficially own more than 50% of our common stock and voting power. As a result, we are a “controlled company” within the meaning of the NYSE corporate governance standards. As a “controlled company,” we may elect not to comply with certain corporate governance standards, including the requirements:

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that a majority of our Board consist of independent directors;
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that our Board has a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities;
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that our Board has a Compensation Committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and
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for an annual performance evaluation of the nominating and corporate governance committee and Compensation Committee.

We do not currently rely on the exemptions listed above, however we may elect to rely on certain of these exemptions in the future and for so long as we remain a “controlled company.” As a result, in the future our Board and those committees may have more directors who do not meet the NYSE’s independence standards than they would if those standards were to apply. The independence standards are intended to ensure that directors who meet those standards are free of any conflicting interest that could influence their actions as directors. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the NYSE. In the event that we cease to be a “controlled company” and our common stock continues to be listed on the NYSE, we will be required to comply with these provisions within the applicable transition periods.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the

Nominating and Corporate Governance Committee for candidates for election as a director. Peter J. Clare and Andrea Fischer Newman were initially recommended to serve on our Board by Carlyle.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; leadership skills; experience in finance and accounting and/or executive compensation practices; and whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable. In addition, the Board considers whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. The Board also monitors the mix of specific experience, qualifications and skills of its directors in order to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, StandardAero, Inc., 6710 North Scottsdale Road, Suite 250, Scottsdale, AZ 85253. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder‑recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Interested Parties

The Board will give appropriate attention to written communications that are submitted by stockholders or other interested parties, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and other interested parties, and for providing copies or summaries to the directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long‑term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Chairman of the Board, the chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, the independent or non‑management directors, or the Board as a whole, should address such communications to the applicable party or parties in writing: c/o Secretary, StandardAero, Inc., 6710 North Scottsdale Road, Suite 250, Scottsdale, AZ 85253.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Mr. Brandely, as Chair, and Messrs. McElhinney and Weingartner. No member of our Compensation Committee is an officer or employee of the Company.

During 2024, none of our executive officers served as a member of the Board or Compensation Committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

Board Leadership Structure and Role in Risk Oversight

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Russell Ford serving as Chairman of the Board and Chief Executive Officer. The primary responsibilities of our Chairman of the Board include helping to develop board meeting schedules and agendas; working with other directors to provide the senior leadership feedback on the quality, quantity and timeliness of the information provided to the Board; presiding over Board meetings; representing the Board in communications with stockholders; providing input on the structure and design of the Board; and performing other duties as the Board may determine from time to time. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. Ford given his deep knowledge of our business and strategy and ability to draw on that experience in order to provide the Board leadership to focus its discussions, review and oversight of the Company’s strategy, business and operating and financial performance and allows for a single, clear focus for management to execute such strategy, business and operating and financial performance goals. Our Board is comprised of individuals with extensive experience in finance, the aerospace and defense industry and public company management. For these reasons and because of the strong leadership of Mr. Ford, our Board has concluded that our current leadership structure is appropriate at this time.

However, the Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide robust oversight of management. The Board believes that, given the dynamic and competitive environment in which we operate, the optimal board leadership structure may vary as circumstances warrant. The Board periodically reviews its leadership structure to determine whether it continues to best serve the Company and its stockholders. From time to time, the Company proactively engages with stockholders throughout the year to learn their perspectives on significant issues, and intends to continue to do so, including with respect to gathering stockholder perspectives on the Board’s leadership structure. Our Corporate Governance Guidelines provide that whenever the Chairman of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may in their discretion elect a lead independent director whose responsibilities include, but are not limited to, presiding over all meetings of the Board of Directors at which the chairperson of the Board is not present, including any executive sessions of the independent directors; calling meetings or separate sessions of the independent directors; approving meeting schedules for the Board of Directors and agendas; approving information sent to the Board of Directors; acting as the liaison between the independent directors and the Chief Executive Officer and chairperson of the Board; and when appropriate, meeting or otherwise communicating with our major stockholders or other constituencies. Paul McElhinney is currently our lead independent director.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day‑to‑day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our Board of Directors is responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy and the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management and overseeing the management of the Company’s financial risks and information technology risks, including cybersecurity and data privacy risks. The Committee is also responsible for discussing with management the steps management has taken to monitor and control these risks. Our Nominating and Corporate Governance oversees risks associated with environmental and social matters. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. Each of our Committees typically reports to the full Board at each quarterly Board meeting and also as appropriate on its risk oversight activities and on any matter that rises to the level of a material or enterprise level of risk. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Code of Ethics

We have a written Code of Conduct that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Conduct on our website, https://ir.standardaero.com/, in the “Governance Documents” section under “Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Conduct.

Insider Trading Compliance Policy

The Company has an Insider Trading Compliance Policy (the “Policy”) governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, employees, and other covered persons. The Company also follows procedures for the repurchase of its securities. The Company believes that its insider trading policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. The Policy prohibits Covered Persons (as defined in the Policy) from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause a Covered Person to no longer have the same objectives as the Company’s other stockholders. Our Policy is filed as Exhibit 19.1 to our Annual Report on Form 10‑K for the year ended December 31, 2024.

Attendance by Members of the Board of Directors at Meetings

There was one meeting of the Board of Directors during the fiscal year ended December 31, 2024. During the fiscal year ended December 31, 2024, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which are available on our website at https://ir.standardaero.com/, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in‑person meeting. We do not maintain a formal policy regarding director attendance at our Annual Meeting of Stockholders; however, it is expected that absent compelling circumstances, directors will attend. Given the timing of our initial public offering on October 2, 2024 (our “IPO”), we did not hold an Annual Meeting of Stockholders in 2024.

COMMITTEES OF THE BOARD

Our Board has established four standing committees – Audit, Compensation, Nominating and Corporate Governance and Executive – each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance	Executive
Douglas V. Brandely	Chair	Chair		X
Peter J. Clare	X		X
Russell Ford				Chair
Ian Fujiyama			Chair	X
Wendy M. Masiello	X
Paul McElhinney		X
Andrea Fischer Newman			X
Stefan Weingartner		X

Audit Committee

Our Audit Committee is responsible for, among other things:

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appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;
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discussing with our independent registered public accounting firm their independence from management;
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reviewing with our independent registered public accounting firm the scope and results of their audit;
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approving all audit and permissible non‑audit services to be performed by our independent registered public accounting firm;
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overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
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reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;
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reviewing our policies on risk assessment and risk strategy and management, including risk policies and risk mitigation strategies by management;
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reviewing related party transactions; and
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establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls, or auditing matters.

Our Audit Committee consists of Mr. Brandely, as chair, and Mr. Clare and Ms. Masiello. Our Board has affirmatively determined that Mr. Clare and Ms. Masiello each meet the definition of “independent director” for purposes of serving on the Audit Committee under Rule 10A‑3 and the NYSE rules. Rule 10A‑3 of the Exchange Act requires us to have an audit committee composed entirely of independent directors within one year of the effective date of the registration statement from the IPO.

Each member of our Audit Committee meets the financial literacy requirements of the NYSE listing standards. In addition, our Board has determined that each of Messrs. Brandely and Clare qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S‑K. Our Board adopted a written charter for the Audit Committee, which is available on our website at www.standardaero.com.

Following the IPO, the Audit Committee met two times in 2024.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

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reviewing and approving matters (or making recommendations to the Board) involving executive and director compensation;
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reviewing and approving (or making recommendations to the Board) regarding the Company’s incentive compensation and equity-based plans and arrangements;
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preparing Compensation Committee reports to be included in proxy statements filed under SEC rules;
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reviewing and approving employment and severance agreements or arrangements for the Company’s executive officers.

Our Compensation Committee consists of Mr. Brandely, as chair, and Messrs. McElhinney and Weingartner. Our board has determined that Messrs. Brandely, McElhinney and Weingartner are “non‑employee directors” as defined in Section 16b‑3 of the Exchange Act. Our Board has adopted a written charter for the Compensation Committee, which is available on our website at www.standardaero.com. The composition of our Compensation Committee meets the NYSE requirements for independence under the current listing standards and SEC rules and regulations.

Since May 2024, the Compensation Committee has engaged Korn Ferry, a compensation consulting firm, to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non‑employee directors. As part of this process, the Compensation Committee provided a compensation assessment comparing our compensation to that of a group of peer companies within our industry and met with the Compensation Committee to discuss our executive compensation and to receive input and advice. Korn Ferry reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Korn Ferry and has determined that Korn Ferry’s work does not raise a conflict of interest.

Following the IPO, the Compensation Committee did not meet in 2024.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for, among other things:

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identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
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making recommendations for nominees for committees;
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overseeing the evaluation of the Board and management; and
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developing, recommending to the Board and reviewing our corporate governance principles.

Our Nominating and Corporate Governance Committee consists of Mr. Fujiyama, as chair, and Mr. Clare and Ms. Newman. Our Board adopted a written charter for the nominating and corporate governance committee, which is available on our website at www.standardaero.com. The composition of our Nominating and Corporate Governance Committee meets the NYSE requirements for independence under the current listing standards and SEC rules and regulations.

Following the IPO, the Nominating and Corporate Governance Committee did not meet in 2024.

Executive Committee

Our Executive Committee is responsible for exercising the powers of our Board between regularly scheduled meetings, including acting upon recommendations of other committees of the Board. The Executive Committee is authorized with all the powers of our Board except for certain specifically enumerated powers. Our Executive Committee consists of Mr. Ford, as chair, and Messrs. Fujiyama and Brandely.

Following the IPO, the Executive Committee did not meet in 2024.

COMPENSATION DISCUSSION AND ANALYSIS

General

In this Compensation Discussion and Analysis (“CD&A”), we provide an overview and analysis of the compensation awarded to or earned by our named executive officers identified in the Summary Compensation Table below (each, an “NEO”) during fiscal year 2024, including the elements of our compensation program for NEOs, material compensation decisions made under that program for fiscal year 2024 and the material factors considered in making those decisions. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

Our NEOs for the year ended December 31, 2024, which consist of our principal executive officer, our principal financial officer, and our three other most highly compensated executive officers for fiscal year 2024, are:

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Russell Ford, Chief Executive Officer;
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Daniel Satterfield, Chief Financial Officer;
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Kim Ashmun, President, Component Repair Services;
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Kim Ernzen, Chief Operating Officer; and
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Lewis Prebble, President, Engine Services – Airlines and Fleets Division.

Executive Compensation Objectives and Philosophy

The key objective in our executive compensation program has been to attract, motivate, and reward leaders who create an inclusive and diverse environment and have the skills and experience necessary to successfully execute on our strategic plan to maximize stockholder value. Our executive compensation program has been designed to:

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Attract and retain talented and experienced executives in a competitive and dynamic market;
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Motivate our NEOs to help our company achieve the best possible financial and operational results;
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Provide reward opportunities consistent with our performance on both a short-term and long-term basis; and
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Align the long-term interests of our NEOs with those of our stockholders.

We strive to set our overall total compensation at a competitive level. Executives may be compensated above or below the targeted market position based on factors such as experience, performance, scope of position and the competitive demand for proven executive talent, as described further below under “—Determination of Executive Compensation.”

We work with Korn Ferry, our compensation consultant, to formalize our post-IPO compensation philosophy and implement compensation arrangements that reflect that philosophy. Our compensation philosophy aims to reflect the following general principles:

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Reward performance;
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Attract and retain the right talent;
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Align reward to our business objectives and long-term growth; and
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Position the interests of executives with that of stockholders.

Determination of Executive Compensation

Our executive compensation program is administered by the Compensation Committee, which performs its work in consultation with the Board. The compensation of the NEOs is approved annually by the Compensation Committee, in consultation with the Board. Our Chief Executive Officer typically provides annual recommendations to the Compensation Committee and discusses with the Compensation Committee the compensation and performance of our executive officers, other than himself. Our Chief Executive Officer bases his recommendations upon his review (formed both subjectively, and objectively against individually developed goals) of the performance of the executive officers, our overall performance against its applicable corporate goals (as described further below) and his assessment of the officer’s contributions to such performance, internal pay equity considerations, his assessment of the competitiveness of the market for each officer’s services and an annual self-evaluation performed by each NEO. The Compensation Committee evaluates any recommended compensation adjustments or awards to executive officers and ultimately determines executive compensation. In order to determine the Chief Executive Officer’s compensation, the Compensation Committee reviews the performance of the Chief Executive Officer and determines his compensation without his participation.

As part of our Chief Executive Officer’s recommendations to the Compensation Committee, Mr. Ford took into account advice and data provided by Korn Ferry, which included an analysis of market data (based on public filings) for executive compensation for the companies set forth on Appendix I to this CD&A (the “Reference Group”). Mr. Ford reviewed our NEO compensation against this Reference Group to consider whether our NEO compensation is competitive and sufficient to recruit and retain our NEOs. A large Reference Group was used in order to represent a broad cross-section of companies in engineering-heavy industries, and reflected the types of companies with whom we compete for talent. However, Mr. Ford took into account business performance, individual performance and market data from Korn Ferry, along with internal equity, in making recommendations.

Elements of Compensation

For fiscal year 2024, the primary elements of our NEOs’ compensation and the main objectives of each element were:

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Base Salary. Base salary attracts and retains talented executives, recognizes individual roles and responsibilities, and provides stable income;
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Annual Performance-Based Incentive Compensation. Annual performance bonuses promote short-term performance objectives and reward executives for their contributions toward achieving those objectives; and
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Equity-Based Compensation. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns interest of executives with those of our stockholders.

We do not currently have formal policies relating to the allocation of total compensation among the various elements of our compensation program.

In addition, our NEOs are eligible to participate in our health and welfare programs and in defined contribution retirement plans on the same basis as our other employees. We also maintain severance arrangements, which aid in attracting and retaining executive talent and help executives to remain focused and dedicated.

Each of these elements of compensation for 2024 is described further below.

Base Salary

The base salaries of our NEOs are an important part of their total compensation package and are intended to reflect their respective positions, duties and responsibilities. Base salary is a visible and stable fixed component of our compensation program. Base salaries provide our NEOs with a reasonable degree of financial certainty and stability. On a prospective basis, we intend to continue to evaluate the mix of base salary, short-term incentive compensation and long-term incentive compensation to appropriately align the interests of our NEOs with those of our stockholders.

Annually, the Compensation Committee reviews the base salaries of our executive officers and may, based upon and following receipt of the recommendations of the Chief Executive Officer (other than with respect to his own base salaries) and in consultation with the Board, adopt certain market-based adjustments to take effect for the remainder of that year.

Based upon these considerations, the Compensation Committee determined at its early 2024 meeting to increase the annual base salaries of certain NEOs for 2024 as set forth below (effective as of April 1 (or, for Mr. Ford, January 1)). In determining to increase Mr. Ford’s annual base salary in 2024 by a greater percentage than the other NEOs, the Compensation Committee took into account that his current base salary level was negotiated in 2019 and had not been increased since that time. The Compensation Committee expects to reevaluate base salary levels in early 2025.

The table below sets forth the annual base salary rate during 2024 for each NEO:

Name	2024 Annual Base Salary (Pre-Increase) ($)	2024 Annual Base Salary (Post-Increase) ($)
Russell Ford	870,000(2)	960,000
Daniel Satterfield	500,000	525,000
Kim Ashmun	400,000	420,000
Kim Ernzen(1)	—	625,000
Lewis Prebble	400,000	425,000

(1)
Ms. Ernzen commenced employment with us on May 29, 2024.
(2)
Mr. Ford’s annual base salary was increased to $960,000 effective on January 1, 2024.

Cash Incentive Compensation

We consider annual cash incentive bonuses to be an important component of our total compensation program which provide incentives necessary to retain executive officers. We maintain an Annual Incentive Plan (the “AIP”) pursuant to which each NEO is eligible to receive an annual performance-based cash bonus based on a specified target annual bonus award amount, expressed as a percentage of the NEO’s base salary. In fiscal year 2024, our NEOs participated in our annual cash incentive bonus program at the following target percentages of base salary:

Name	Target Percentage (as % of Annual Base Salary)
Russell Ford	125%
Daniel Satterfield	80%
Kim Ashmun	75%
Kim Ernzen	80%
Lewis Prebble	75%

For 2024, the performance metrics consisted of revenue (10% weighting), Management EBITDA (50% weighting) and operating cash flow (40% weighting). For 2024, our performance results, and the percentage of target bonus earned as a result, were as follows: we achieved $5,223.4 million of revenue, which was 99.9% of target (which resulted in a payout level of 90% of target for this element), $644.1 million of Management EBITDA, which was 102.7% of target (which resulted in a payout level of 110% of target for this element), and $379.0 million of operating cash flow, which was 106.1% of target (which resulted in a payout level of 125% of target for this element). Based on these achievement levels, each NEO earned a 2024 performance bonus of 114% of their target bonus amount. The NEOs’ 2024 performance bonuses are set forth in the column titled “Non-Equity Incentive Plan Compensation” in the “2024 Summary Compensation Table” below.

“Management EBITDA” is a non-GAAP financial measure that is calculated as (i) Consolidated EBITDA (the calculation of which is described in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), less (ii) the amount associated with new contracts, business transformation costs (LEAP & CFM), contributions from Aero Turbine (which was not budgeted), and public company costs.

The “revenue” performance metric that is used for purposes of our AIP is a non-GAAP financial measure that is calculated as (i) revenue (the calculation of which is described in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”) less (ii) contributions from Aero Turbine (which was not budgeted).

The “operating cash flow” performance metric that is used for purposes of our AIP is a non-GAAP financial measure that is calculated as cash from operations less cash used for investing activities (the calculation of which is described in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), but does not include interest, taxes or financing-related cash outlays, nor M&A related costs, IPO related fees, or the contributions from Aero Turbine (which was not budgeted).

Equity-Based Compensation

Pre-IPO Awards

We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns interest of executives with those of our stockholders. Prior to the IPO, we historically granted Class B Units in Dynasty Parent Holdings, L.P. (the “Partnership”) to our U.S.-based executives under the Dynasty Parent Holdings, L.P. and StandardAero, Inc. 2019 Long-Term Incentive Plan (the “2019 Plan”). The Class B Units were generally sized to incentivize employees for a number of years following the date of grant.

The Class B Units were intended to constitute “profits interests” for U.S. federal income tax purposes that were intended to allow the holders participate in the increase in value of the Partnership from and after the date of grant of such interests based on the Partnership’s ownership of the Company. The Class B Units were granted with a “benchmark amount,” which acted similarly to a strike price for a stock option such that the holder would only realize value in excess of such amount.

Class B Units were generally comprised of (i) a time-based component that was eligible to vest upon a “Liquidity Event” (which did not include the IPO), subject generally to continued service through the applicable vesting date and (ii) a performance-based component (the “Performance Units”) that was eligible to vest upon a Liquidity Event (subject generally to continued service) to the extent that certain performance-based objectives (based generally on Management EBITDA and cash flow, or multiple-of-invested capital return hurdles) were attained at the time of the Liquidity Event. The Performance Units were divided into five equal tranches that were each eligible to vest (i) as to 50%, if the Management EBITDA for the applicable year equaled or exceeded the applicable Management EBITDA target for such year and (ii) as to 50%, if the cash flow for the applicable year equaled or exceeded the applicable cash flow target for such year. The Performance Units also included a “catch-up” vesting feature that could result in an unearned tranche becoming earned in a future year if cumulative performance measured in a subsequent year was exemplary, subject to continued service through a Liquidity Event. Additionally, all outstanding Performance Units that were unearned were eligible to vest if, as of the date of the Liquidity Event, our Board or Compensation Committee determined that a multiple-on-invested-capital return target of 2.5x had been attained, subject to continued service. However, our Compensation Committee and Board have implemented alternative vesting schedules from time to time.

In connection with the IPO, holders of the Class B Units received restricted shares of our common stock on a “value-for-value” basis (taking into account any benchmark amount), and the shares are subject to the same vesting and other terms and conditions applicable to the Class B Units under the existing award agreements.

A “Liquidity Event” is generally defined to mean either (i) a sale for cash of the equity securities of the Partnership or its successor held, directly or indirectly, by all of the Partnership’s Principal Equityholders (which consist of Vencap Holdings (1992) Pte Ltd., Carlyle Partners VII and each of their affiliates to which equity securities are transferred) such that, immediately following such transaction, the total percentage capital interest of the equity securities in the Partnership or its successor held by the Principal Equityholders and their affiliates is, in the aggregate, less than 30% of the total percentage capital interests of the equity securities in the Partnership held as of April 4, 2019 (which was the original investment date of the Principal Equityholders in the Partnership) or (ii) the sale of all or substantially all of the assets of the Partnership or the Partnership and its subsidiaries taken as a whole to a third party. The IPO did not constitute a Liquidity Event.

In connection with her commencement of employment with us in 2024, Ms. Ernzen received an award of 8,000 Class B Units. These units were entitled to vest (subject to her continued employment) (i) as to 50% upon a Liquidity Event if the Liquidity Event occurs on or before June 30, 2025; (ii) as to 75% upon a Liquidity Event if the Liquidity Event occurs on or after July 1, 2025 and on or before June 30, 2026; and (iii) as to 100% upon a Liquidity Event if the Liquidity Event occurs on or after July 1, 2026.

Post-IPO Awards in 2024

In connection with the IPO, we and our stockholders adopted and approved the 2024 Incentive Award Plan (the “2024 Plan”) in order to facilitate the grant of cash and equity incentives to directors, employees (including our NEOs) and consultants of our company and certain of its affiliates and to enable our company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. Following the IPO, equity-based awards were granted to Mr. Prebble and Ms. Ashmun in 2024 in recognition of Mr. Prebble’s efforts to encourage growth within the Airlines and Fleets Division which he leads and Ms. Ashmun’s efforts to encourage growth and improvements within the Component Repair Services segment which she leads, contributing to significant growth for StandardAero. These awards consisted of restricted stock units that are eligible to vest upon a Liquidity Event, subject to Mr. Prebble’s and Ms. Ashmun’s continued service with us.

Refer to the 2024 Grants of Plan-Based Awards table below for additional information, including vesting schedules, regarding the equity awards issued to our NEOs in 2024.

Employee Benefits and Perquisites

We maintain a defined contribution retirement savings plan for our U.S.-based employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions. We believe that providing a vehicle for tax-deferred retirement savings though these plans, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies. None of our NEOs participated in any defined benefit pension plans or non-qualified deferred compensation plans in 2024.

All of our full-time U.S.-based employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, and life insurance. We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our NEOs. We also provide a limited number of other benefits to our employees, including a car allowance, wellness program premium credit, and, for Mr. Ford only, supplemental life insurance. None of our NEOs is entitled to any tax gross-up payment. In considering the appropriateness of these benefits, we have evaluated whether each such benefit is appropriate to assist an individual executive officer in the performance of the executive’s duties, to make our executive officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits will be approved by the Compensation Committee.

Severance and Change in Control Arrangements

We are party to employment and offer letter agreements with each of our NEOs, which provide for severance benefits and payments upon certain terminations without cause or resignations for good reason. Our Compensation Committee believes that these types of arrangements are necessary to attract and retain executive talent and are a customary component of executive compensation. In particular, such arrangements can mitigate a potential disincentive for our NEOs when they are evaluating a potential acquisition of the Company and can encourage retention through the conclusion of the transaction. The payments and benefits provided under our severance and change in control arrangements are designed to be competitive with market practices. A description of these arrangements, as well as information on the estimated payments and benefits that our NEOs would have been eligible to receive as of December 31, 2024, are set forth in “—Executive Compensation Tables—Potential Payments Upon Termination or Change in Control” below.

Other Policies and Considerations

Section 409A. The Board and Compensation Committee takes into account whether components of the compensation for our executive officers will be adversely impacted by the penalty tax imposed by Section 409A of the Code, and aims to structure these components to be compliant with or exempt from Section 409A to avoid such potential adverse tax consequences.

Section 162(m). Section 162(m) of the Code disallows a tax deduction to public companies for compensation in excess of $1 million paid to “covered employees”, which generally includes all NEOs. While the Board and Compensation Committee may take the deductibility of compensation into account when making compensation decisions, the Board and Compensation Committee will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us.

Clawback Policy. In connection with the IPO, we adopted a compensation recovery policy as required by Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and the applicable listing standards. This policy provides for the mandatory recovery (subject to limited exceptions) from current and former officers of incentive-based compensation that was erroneously received during the three years preceding the date that we are required to prepare an accounting restatement. The amount required to be recovered will be the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure.

Equity Award Timing Policies and Practices. Our general practice is to not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. The Compensation Committee and Board use their business judgment to determine the amount of an equity award and would consider any material nonpublic information that is known to it before granting an equity award. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee expects to grant such awards on a predetermined annual schedule. In fiscal year 2024, we did not grant stock options to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.

Stock Ownership Guidelines. In connection with the IPO, the Company adopted stock ownership guidelines that require each director and NEO to own shares of our common stock with a value equal to a certain multiple of his or her annual cash retainer (not including committee membership, lead independent director or chair retainers) or base salary. Equity interests that count towards the satisfaction of the ownership guidelines include shares owned outright and restricted shares and shares subject to outstanding restricted stock units that, in each case, vest solely based on the passage of time (net of payment of withholding taxes and transaction costs). However, stock options and awards of performance-based restricted shares and performance-based restricted stock units (to the extent such performance-based vesting conditions that have not been achieved) do not count towards satisfaction of the ownership guidelines. Directors and NEOs generally have five years from the date they become a member of our Board or are appointed as an executive officer to satisfy the applicable stock ownership threshold.

Covered Person	Multiple of Salary/Retainer
Chief Executive Officer	6x annual base salary
Chief Financial Officer and Chief Operating Officer	3x annual base salary
Presidents	1.5x annual base salary
Senior Vice Presidents and other members of Executive Leadership team	1x annual base salary
Directors	5x annual cash retainer

We also have a stock retention requirement for directors and NEOs. Any director or NEO who has not achieved the applicable stock ownership threshold within the required timeframe is required to hold at least 50% of all net-settled shares (after payment of withholding taxes, transaction costs and the exercise price for options, as applicable) until he or she meets the applicable stock ownership threshold.

“Golden Parachute” Payments. Sections 280G and 4999 of the Code provide that certain executive officers and other service providers who are highly compensated or hold significant equity interests may be subject to an excise tax if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we, or a successor, may forfeit a tax deduction on the amounts subject to this additional tax. While the Board and Compensation Committee may take the potential forfeiture of such tax deduction into account when making compensation decisions, it will award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us. We do not provide any tax gross-ups to cover excise taxes under Section 4999 in connection with a change in control.

Accounting for Share-Based Compensation. We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, (“ASC Topic 718”), for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our NEOs may never realize any value from their awards.

Compensation Committee Report

The Compensation Committee of StandardAero, Inc. has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with members of management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted by the members of the Compensation Committee of the Board:

Compensation Committee

Douglas V. Brandely

Paul McElhinney

Stefan Weingartner

Executive Compensation Tables

2024 Summary Compensation Table

The following table contains information about the compensation earned by each of our NEOs during each of the fiscal years ended December 31, 2023 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Russell Ford	2024	967,385	—	—	—	1,368,000	55,064(3)	2,390,449
Chief Executive Officer	2023	870,000	—	—	—	1,631,250	187,456	2,688,706
Daniel Satterfield	2024	522,789	—	—	—	478,800	41,900(4)	1,043,489
Chief Financial Officer	2023	490,385	190,000	2,033,360		600,000	40,630	3,354,375
Kim Ashmun	2024	418,231	—	—	2,149,500	359,100	40,095(5)	2,966,926
President, Component Repair Services	2023	400,000	—	115,393	—	450,000	52,651	1,018,044
Kim Ernzen	2024	372,596	50,000(6)	7,333,464	—	570,000	13,846(7)	8,339,906
Chief Operating Officer
Lewis Prebble	2024	422,019			429,900	363,375	41,770(8)	1,257,064
President, Engine Services – Airlines and Fleets Division	2023	394,231	25,000			450,000	40,500	909,731

(1)
Amounts reflect the grant date fair value of Class B Units and restricted stock units granted during fiscal year 2024 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. The Class B Unit awards are most similar to option awards in that they share in equity value appreciation from and after the date of grant. In connection with the IPO, holders of the Class B Units received restricted shares of our common stock on a “value-for-value” basis (taking into account any benchmark amount), and the shares are subject to the same vesting and other terms and conditions applicable to the Class B Units under the existing award agreements. We provide information regarding the assumptions used to calculate the value of all Class B Unit and restricted stock unit awards made to our NEOs in 2024 in Note 19 to the audited consolidated financial statements included in our Annual Report incorporated by reference herein. Please refer to the section entitled “Elements of Compensation—Equity-Based Compensation” for additional details regarding these awards.
(2)
Amounts for fiscal year 2024 represent payments earned by our NEOs based upon the achievement of certain company performance objectives for fiscal year 2024. Please see the description of the annual bonus program under “—Cash Incentive Compensation” in the CD&A above.
(3)
Consists of an automobile allowance ($36,000), 401(k) company matching contributions ($17,250) and supplemental life insurance ($1,814).
(4)
Consists of an automobile allowance ($24,130), 401(k) company matching contributions ($17,250) and a wellness premium credit ($520).
(5)
Consists of an automobile allowance ($24,000) and 401(k) company matching contributions ($16,095).
(6)
Represents a relocation bonus paid to Ms. Ernzen in connection with the commencement of her employment with us in May 2024.
(7)
Consists of an automobile allowance.
(8)
Consists of an automobile allowance ($24,000), 401(k) company matching contributions ($17,250) and a wellness premium credit ($520).

Grants of Plan-Based Awards in Fiscal Year 2024

The following table provides supplemental information relating to grants of plan-based awards made during fiscal year 2024 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during fiscal year 2024.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Option Awards: Number of Securities Underlying Options (#)	All Other Stock Awards: Number of Shares of Stock or Units(#)(2)	Exercise or Base Price of Option Awards ($/Sh)		Grant Date Fair Value of Stock and Option Awards ($)(3)
Russell Ford	—	600,000	1,200,000	1,800,000	—	—	—		—
Daniel Satterfield	—	210,000	420,000	840,000	—	—	—		—
Kim Ashmun	—	157,500	315,000	630,000	—	—	—		—
	11/23/2024	—	—	—	—	75,000	—		2,149,500
Kim Ernzen	—	250,000	500,000	1,000,000	—	—	—		—
	5/31/2024	—	—	—	8,000(4)	—	—	(4)	7,333,464
Lewis Prebble		159,375	318,750	637,500	—	—	—		—
	11/23/2024	—	—	—	—	15,000	—		429,900

(1)
Amounts reflect potential payouts under our 2024 AIP. Please see the description of the annual bonus program under “—Cash Incentive Compensation” in the CD&A above and in the section below entitled “—Potential Payments Upon Termination or Change in Control.”
(2)
Amounts represent restricted stock units granted under the 2024 Plan.
(3)
Amounts reflect the grant-date fair value in accordance with ASC Topic 718. We provide information regarding the assumptions used to calculate these values in Note 19 to the audited consolidated financial statements included in our Annual Report incorporated by reference herein.
(4)
The Class B Units were originally granted under the 2019 Plan as “profits interests” for U.S. federal income tax purposes and did not require the payment of an exercise price and did not have an expiration date. Rather, these awards entitled the holder to participate in our future appreciation from and after the date of grant of the applicable Class B Units. Despite this, for purposes of this table, we believe they were most similar economically to stock options. Each Class B Unit was granted with a benchmark amount applicable to such Class B Unit, representing the cumulative distributions that needed to be made under the Partnership’s limited partnership agreement to the capital interests and previously-issued Class B Units thereunder before the holder was entitled to receive any distributions or payments in respect of such Class B Unit. In connection with the IPO, holders of the Class B Units received restricted shares of our common stock on a “value-for-value” basis (taking into account any benchmark amount), and the shares are subject to the same vesting and other terms and conditions applicable to the Class B Units under the existing award agreements. Amounts are shown here prior to such conversion. Please refer to the section entitled “Elements of Compensation—Equity-Based Compensation” for additional details regarding these awards.

Outstanding Equity Awards at 2024 Fiscal Year-End Table

The following table summarizes the number of shares of common stock or units underlying outstanding equity incentive plan awards for each NEO as of December 31, 2024.

	Stock Awards(1)
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Russell Ford(4)	6/14/2019	1,965,650	48,669,494	218,406	5,407,733
Daniel Satterfield	3/27/2023	295,558	7,318,016	126,670	3,136,349
Kim Ashmun	9/15/2022	224,461	5,557,654	24,941	617,539
	8/3/2023	14,786	366,101	6,337	156,904
	11/23/2024	75,000	1,857,000	—	—
Kim Ernzen	5/31/2024	305,561	7,565,690	—	—
Lewis Prebble	3/25/2021	318,753	7,892,324	35,418	876,950
	11/23/2024	15,000	371,400	—	—

(1)
Amounts shown in this table represent shares of restricted stock, which were received in connection with the IPO in respect of Class B Units that were originally granted to the holder, or restricted stock units. Dates shown under “Grant Date” represent the original grant date of the corresponding award of Class B Units, if applicable.
(2)
Amounts are eligible to vest immediately prior to the date of a Liquidity Event (including any portion of the award that was subject to performance conditions that were satisfied as of December 31, 2024), subject to the holder’s continuous service through the date of the Liquidity Event and as described further in the section entitled “Equity-Based Compensation”.
(3)
The portion of the award of restricted shares shown in this column is eligible to vest immediately prior to the date of a Liquidity Event (subject to the holder’s continuous service through the date of the Liquidity Event) to the extent that certain annual Management EBITDA and cash flow targets are attained, provided that any restricted shares that fail to vest due to the failure to attain such targets shall remain eligible to vest upon the Liquidity Event if the Board determines that a multiple-of-invested-capital return of 2.5x has been attained as of the date of such Liquidity Event.
(4)
The shares underlying Mr. Ford’s June 14, 2019 grant was transferred to a family trust on May 1, 2024 in an “other than for value” transaction.

Potential Payments Upon Termination or Change in Control

Each of our current NEOs has entered into an offer letter or employment agreement, the material terms of which are described below.

Russell Ford

We have entered into an employment agreement (as amended, the “Ford Employment Agreement”) pursuant to which Mr. Ford serves as our chief executive officer. The Ford Employment Agreement entitles him to an annual target bonus opportunity of 125% of his annual base salary (and, in practice, the Compensation Committee uses 150% of his target bonus as his maximum bonus opportunity). Additionally, Mr. Ford is entitled to business travel benefits and an automobile allowance of $3,000 per month.

If Mr. Ford is terminated by us without “cause” (as defined in the Ford Employment Agreement), then, subject to his continued compliance with restrictive covenants to which he is subject and his timely execution and non-revocation of a release of claims in our favor, he is entitled to receive severance payments and benefits consisting of (i) 18 months of base salary continuation; (ii) a pro rata portion of the bonus he would have earned for the year of termination (based on performance for such year); and (iii) 18 months of continued medical, dental, disability and group term life insurance plan coverage as if he was an active, full-time employee.

The Ford Employment Agreement also contains non-competition and non-solicitation restrictions that last for 24 months post-termination, as well as confidentiality restrictions, provisions related to intellectual property protection and non-disparagement restrictions.

Daniel Satterfield, Kim Ashmun, Kim Ernzen and Lewis Prebble

We have entered into offer letter agreements with Mr. Satterfield, Ms. Ashmun, Ms. Ernzen and Mr. Prebble governing their employment with us (the “Executive Offer Letters”). In addition to providing for an annual target bonus opportunity, each of the Executive Offer Letters provides for an automobile allowance. Additionally, the Executive Offer Letter entered into with Ms. Ernzen also provided for an award of Class B Units (which was granted to her in 2024) and a one-time relocation bonus of $50,000, which was paid in 2024 in connection with the commencement of her employment with us and which is subject to repayment if she leaves our employment within the first year following her start date.

In the event Mr. Satterfield, Ms. Ashmun, Ms. Ernzen or Mr. Prebble is terminated by us without “cause” (as defined in the applicable Executive Offer Letter), they are entitled to receive severance payments consisting of 6 months of their base salary. In addition, each of these NEOs have agreed to refrain from competing with us for 12 months post-termination and from soliciting our customers or employees for 24 months post-termination, and have also agreed to confidentiality restrictions, provisions related to intellectual property protection and non-disparagement restrictions.

Estimated Potential Payments

The following table summarizes the payments that would be made to our NEOs upon the occurrence of certain qualifying terminations of employment occurring on December 31, 2024. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination or (ii) other benefits earned or accrued by the NEO during his or her employment that are available to all salaried employees, such as accrued vacation. For Mr. Ford, the amount shown under “cash severance” also assumes the payment of his 2024 annual bonus at 114% of his “target” amount. As noted above, a change in control transaction would not result in the acceleration of outstanding equity awards unless it also constituted a Liquidity Event, and would not otherwise result in payments to our NEOs.

Name	Benefit	Termination Without Cause ($)
Russell Ford	Cash Severance	2,808,000
	Continued Health and Welfare Benefits	41,764
	Total	2,849,764
Daniel Satterfield	Cash Severance	262,500
Kim Ashmun	Cash Severance	210,000
Kim Ernzen	Cash Severance	312,500
Lewis Prebble	Cash Severance	212,500

Pay Versus Performance

The following table sets forth information concerning the compensation of our NEOs for the fiscal year ended December 31, 2024, and our financial performance for such fiscal year:

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(4)	Net Income ($)	Management EBITDA ($)(5)
2024	2,390,449	27,186,540.63	3,401,846	6,343,645.26	75.60	93.40	10,974,106	644,153,000

(1)
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the fiscal year ended December 31, 2024, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for such fiscal year:

Year	PEO	Non-PEO NEOs

2024	Russell Ford	Daniel Satterfield, Kim Ashmun, Kim Ernzen and Lewis Prebble

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the fiscal year ended December 31, 2024, as adjusted as follows:

	2024
Adjustments	PEO ($)	Average Non-PEO NEOs ($)
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	—	(2,478,216)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	—	2,448,523
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	24,796,092	2,971,492
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	—	—
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	—
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the Summary Compensation Table for Applicable FY	—	—
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	—	—
TOTAL ADJUSTMENTS	$24,796,092	$2,941,799

(2)
Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for solely service-vesting restricted awards, the price per share on the applicable year-end date(s) (which was $13.41 and $24.76 as of December 31, 2023 and December 31, 2024, respectively); (ii) for performance-based restricted stock awards, the same valuation methodology as restricted stock awards above except that the year-end values are multiplied by the probability of achievement of the applicable performance objective as of the applicable date. For additional information on the assumptions used to calculate the valuation of the awards, see Note 19 to the audited consolidated financial statements included in our Annual Report incorporated by reference herein.

(3)
Represents our cumulative total stockholder return (“TSR”) for the period commencing on October 2, 2024 (the date on which our common stock commenced trading on the New York Stock Exchange) until December 31, 2024.
(4)
Represents the cumulative TSR (the “Peer Group TSR”) of the S&P Aerospace & Defense Select Index for the period commencing on October 2, 2024 (the date on which our common stock commenced trading on the New York Stock Exchange) until December 31, 2024.
(5)
Management EBITDA is a non-GAAP measure. For additional details regarding how this measure is calculated from the nearest GAAP counterpart in the Company’s audited financial statements, please see the section titled “Cash Incentive Compensation” in the CD&A above.

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

As a company that had its initial public offering in 2024, we only have one year of “compensation actually paid” to the CEO and the remaining non-CEO NEOs, and, as of December 31, 2024, an approximately three month trading history. This limits our narrative description regarding the relationships of compensation actually paid to our performance measures. We expect to further expand our narrative descriptions regarding compensation actually paid and performance measures in future years. We note that TSR and net income are not used in the design of our executive compensation program; as a result, net income and TSR do not directly impact the amount of “compensation actually paid” to the NEOs.

Pay Versus Performance Tabular List

We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs for the fiscal year ended December 31, 2024:

•
Management EBITDA;
•
Revenue; and
•
Operating cash flow.

For additional details regarding our most important financial performance measures, please see the section titled “Cash Incentive Compensation” and “Equity-Based Compensation” in the CD&A above.

2024 Director Compensation

The following table contains information concerning the compensation of our non-employee directors in fiscal year 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
Douglas V. Brandely	—	—	—
Peter J. Clare	25,000	174,984	199,984
Ian Fujiyama	—	—	—
Wendy M. Masiello	138,014	—	138,014
Paul McElhinney(1)	185,000	—	185,000
Andrea Fischer Newman(1)	175,000	—	175,000
David L. Squier(1)	150,000	—	150,000
Stefan Weingartner	138,014	—	138,014

(1)
Ms. Newman and Messrs. Squier and McElhinney elected to receive their Pre-IPO Retainer (as described below) in the form of Class A-2 Units in the Partnership with a grant date value equal to their annual retainer (based on the fair market value of a Class A-2 Unit on the date of grant), which vested in equal quarterly installments during 2024, subject to their continued service on the Board. In connection with the IPO, holders of the Class A-2 Units received restricted shares of our common stock on a “value-for-value” basis, and the shares are subject to the same vesting and other terms and conditions applicable to the Class A-2 Units under the existing award agreements. As of December 31, 2024, these restricted shares were fully vested.
(2)
Amounts reflect the grant date fair value of restricted stock units granted during fiscal year 2024 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of restricted stock unit awards made in 2024 in Note 19 to the audited consolidated financial statements included in our Annual Report incorporated by reference herein.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2024 by each non-employee director.

Name	Option Awards Outstanding at 2024 Fiscal Year End	Unvested Stock Awards Outstanding at 2024 Fiscal Year End
Douglas V. Brandely	—	—
Peter J. Clare	—	7,291
Ian Fujiyama	—	—
Wendy M. Masiello	—	5,903
Paul McElhinney	—	2,719
Andrea Fischer Newman	—	14,525
David L. Squier	—	2,719
Stefan Weingartner	50,347	—

Prior to the IPO, each of our non-employee directors were eligible to receive an annual cash retainer of $150,000 for their service as a director, other than Messrs. Brandely, Clare and Fujiyama (the “Pre-IPO Retainer”).

In connection with the IPO, we adopted and our stockholders approved a compensation program for our non-employee directors under which each non-employee director receives the following amounts for their services on our Board:

•
upon the director’s initial election or appointment to our Board, a number of restricted stock units determined by dividing (i) $175,000 (pro-rated based on the number of days that have elapsed since the most recent annual meeting) by (ii) the average closing sales price of one share of our common stock over the most recent 30 trading days as of and including the grant date (or the last preceding trading day if the date of grant is not a trading day) (the “Reference Price”);
•
on the date of each annual meeting of stockholders, if the director has served on our Board as of the date of an annual meeting of stockholders and will continue serving as a non-employee director immediately after the Company’s annual meeting of stockholders, a number of restricted stock units determined by dividing (i) $175,000 by (ii) the Reference Price, rounded down to the nearest whole share;
•
an annual cash retainer fee of $100,000; and
•
if the director serves as chair on a committee of our Board, an additional annual cash retainer fee as follows:
•
non-executive chair of our Board: $125,000
•
lead independent director of our Board: $40,000
•
chair of the Audit Committee: $25,000
•
chair of the Compensation Committee: $20,000
•
chair of the Nominating and Corporate Governance Committee: $15,000

Director fees under the program are earned on a quarterly basis based on a calendar quarter and paid in cash by the Company in arrears not later than the fifteenth day following the end of each calendar quarter; provided that the amount of each payment is prorated for any portion of a quarter that a director is not serving on our Board and no fee has been payable in respect of any period prior to the IPO under this program. Additionally, Mr. Brandely and Mr. Fujiyama are not eligible to participate in our non-employee director compensation program.

The restricted stock units granted to directors vest in a single installment on the earlier of the day prior to the date of the next annual meeting of stockholders or the first anniversary of the date of grant, subject to continued service through such vesting date. In addition, all unvested restricted stock units vest in full upon the occurrence of a change in control of the Company, subject to continued service.

Appendix I: Reference Group

3M Company	Flowserve Corporation	PC Connection, Inc.
ADB Safegate Americas LLC	Fluidra	Plastic Omnium
Adient	Fortis Inc.	Powersouth Energy Cooperative
Aimia US LLC	Fortune Brands Home & Security	Prysmian North America
Air New Zealand	Franklin Electric Company, Inc.	Qatar Airways
American Axle & Manufacturing	Future Pipe	Radiall USA, Inc.
American Hydro Corp.	General Electric Company	Rain Carbon Inc.
Ampleon BV	Gentherm	Raytheon Technologies
Amsted Industries, Inc.	GEOST, LLC	Rheinmetall
Amtech Systems	GRAMMER Inc.	Rocore Holdings Inc.
Apple	Groupe PSA	Rolls-Royce Holdings
Atmos Energy	Hager Electro	RWE Renewables Americas, LLC
Autoliv	Halliburton	Saudi Arabian Airlines
AVX Corporation	Hamamatsu	Schweitzer Engineering Laboratories
Ball Corporation—Ball	Hankook Tire Technical Center	ScioTeq bv
Aerospace Corporation	Home Telecom	Showa Denko Carbon
Bendix	Inalfa Roof Systems	Siemens Corporation
Bendix Commercial Vehicle Systems	Iterable	Smart Button Associates LLC
BENTELER International AG	J. Wagner GmbH	Smartsheet Inc.
BICS	John Cockerill	Southwest Gas
Bluecrux	Kadant Johnson	Spectris Plc
BMT—Aerospace	Kognitiv (US) Corporation	Subaru of Indiana Automotive Inc
BMT—VCST	Komatsu Mining Corp. Group	Sunflower Electric
BMW Manufacturing	Kongsberg Maritime	Targray
Boeing Aerospace Operations	KraussMaffei Corporation	TBC Corporation
Bourns	KraussMaffei Technologies	Tech Data Corporation
Brake Parts, Inc.	Linde plc	Tennant Company
BW Papersystems	Living Water International	The Boeing Company
Caterpillar	LS Power Development LLC	ThyssenKrupp
CenterPoint Energy	Mahle	TI Fluid Systems
Chesapeake Utilities	Maschinenfabrik Reinhausen GmbH	Tieto Oyj
Continental Automotive Systems	McLaren Automotive	TMD Inc. Toledo
CPM Holdings, Inc	Melexis	Toyota Motor Engineering & Manufacturing North America
Croud	Metropolitan Utilities District	Transas America
CSW Industrials	Mission Solar Energy LLC	Trinity Industries
Daimler	Mitsubishi Chemical—Cleanpart	Turntide Technologies
Danfoss SiliconPower	Moog	Unisys
Danfoss US	MSC Industrial Direct	United Airlines
De Nora Tech LLC	Mycronic AB	US Ecology, Inc.
Deere & Company	Nemak	Vernay Laboratories
Dominion Resources—Power Generation	New Hampshire Electric Cooperative	Versant Power
Domo	Nitto Americas Inc.—Nitto Automotive Inc.	Vertiv Corporation
Dräxlmaier Group	Nitto Americas Inc.—Nitto, Inc.	Vistra Energy
Eaton	NKT Photonics	Wartsila North America
EDP RENEWABLES	OCI Enterprises Inc.	WEG Group—Electric Machinery Company LLC
Elliott Company	Octo Telematics	Wika Instrument Corporation
EnerSys Inc.	Omega	Wilo
Engie Corporate	Orbia Advance Corporation S.A.B. de C.V.	XP Power
Engie North America	ORTEC International USA	Yachiyo of America—YOA
FedEx Corporation	Outokumpu Stainless
Ficosa North America	Panduit

Equity Compensation Plan Information

The following table sets forth certain information regarding the Company’s equity compensation plans as of December 31, 2024, which consist of our 2019 Plan, 2024 Plan and the StandardAero, Inc. 2024 Employee Stock Purchase Plan (the “ESPP”).

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	701,734(1)	10.51(2)	25,978,391(3)
Equity compensation plans not approved by stockholders	—	—	—
Total	701,734	10.51	25,978,391

(1)
Includes (i) 463,194 outstanding options granted under the 2019 Plan and (ii) 238,540 shares underlying restricted stock unit awards granted under the 2024 Plan, in each case, calculated as of December 31 ,2024.
(2)
Represents the weighted average exercise price of outstanding options. Restricted stock units are not taken into account for purposes of determining the weighted average exercise price.
(3)
Consists of 19,424,158 shares available for future issuance under the 2024 Plan and 6,554,233 shares available for future issuance under the ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 17, 2025, and as adjusted to reflect the sale of common stock offered by us in this offering, by:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person or group of affiliated persons known by us to beneficially own more than 5% of our outstanding shares of common stock.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after April 17, 2025, including any shares of our common stock subject to an option and restricted stock units that have vested or will vest within 60 days after April 17, 2025. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares beneficially owned by them, subject to any applicable community property laws.

We have based percentage ownership of our common stock on 334,461,630 shares of our common stock outstanding as of April 17, 2025. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, the address for each person or entity listed below is c/o StandardAero, Inc., 6710 North Scottsdale Road, Suite 250, Scottsdale, AZ 85253.

Name of Beneficial Owner	Number of Shares	Percentage of Shares
5% Stockholders
Investment funds affiliated with The Carlyle Group(1)	180,820,300	54.1%
GIC(2)	40,817,224	12.2%
Directors and Named Executive Officers
Russell Ford(3)	3,191,011	*
Daniel Satterfield(4)	422,228	*
Kimberly Ernzen(5)	305,561	*
Kimberly Ashmun(6)	270,525	*
Lewis Prebble(7)	354,171	*
Paul McElhinney	244,288	*
Douglas V. Brandely	—	—
Ian Fujiyama	—	—
Stefan Weingartner(8)	70,486	*
Andrea Fischer Newman(9)	67,979	*
Peter J. Clare(10)	7,291	—
Wendy M. Masiello(11)	29,514	*
Derek J. Kerr(12)	1,343	—
All executive officers and directors as a group (18 persons)(13)	6,336,022	1.9%

* Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
Carlyle Partners VII S1 Holdings II, L.P. (“Carlyle Partners VII”) is the record holder of these securities. The Carlyle Group Inc., which is a publicly traded entity listed on Nasdaq, is the sole shareholder of Carlyle Holdings I GP Inc., which is the sole member of Carlyle Holdings I GP Sub L.L.C., which is the general partner of Carlyle Holdings I L.P., which, with respect to the securities reported herein, is the managing member of CG Subsidiary Holdings L.L.C., which is the managing member of TC Group, L.L.C., which is the general partner of TC Group Sub L.P., which is the managing member of TC Group VII S1, L.L.C., which is the general partner of TC Group VII S1, L.P., which is the general partner of Carlyle Partners VII. Accordingly, each of the foregoing entities (collectively, the “Carlyle Parties”) may be deemed to share beneficial ownership of the securities held of record by Carlyle Partners VII. Voting and investment determinations with respect to the shares held by Carlyle Partners VII are made by an investment committee of TC Group VII S1, L.P., comprised of William Conway, Jr., Daniel D’Aniello, David Rubenstein, Allan Holt, Sandra Horbach, Brian Bernasek, James Burr, Ian Fujiyama, Patrick McCarter, William McMullan, Martin Sumner, Stephen Wise, Anna Tye, Jeremy Anderson and Marco De Benedetti as a non‑voting observer. Accordingly, each of the foregoing entities and individuals may be deemed to share beneficial ownership of the securities held of record by Carlyle Partners VII. Each of them disclaims beneficial ownership of such securities. The address for each of the Carlyle Parties is c/o The Carlyle Group, 1001 Pennsylvania Avenue, NW, Suite 220 South, Washington, D.C. 20004.
(2)
The shares are held of record by Hux Investment Pte. Ltd. (the “GIC Investor”). The GIC Investor shares the power to vote and the power to dispose of these shares with GIC Special Investments Pte. Ltd. (“GIC SI”) and GIC Private Limited (“GIC”), both of which are private limited companies incorporated in Singapore.

GIC SI is wholly owned by GIC and is the private equity and infrastructure arm of GIC. GIC is wholly owned by the Government of Singapore and was set up with the sole purpose of managing Singapore’s foreign reserves. The Government of Singapore disclaims beneficial ownership of these shares. The business address for the GIC Investor is 168 Robinson Road, #37‑01 Capital Tower, Singapore 068912. 2

(3)
Consists of: (a) 1,006,955 shares of common stock owned by RSSA Ford Family LLC, and (b) 2,184,056 unvested restricted shares of common stock owned by La Dolce Vita Family Trust. Mr. Ford is co‑manager of RSSA Ford Family LLC and exercises voting and dispositive power over the shares beneficially owned by RSSA Ford Family LLC, which has its business address at 6044 E Foothill Dr N Paradise Valley, AZ 85253. Mr. Ford is also co‑trustee of La Dolce Vita Family Trust and exercises voting and dispositive power over the shares beneficially owned by the La Dolce Vita Family Trust, which has its business address at 6044 E Foothill Dr N Paradise Valley, AZ 85253.
(4)
Consists of 422,228 unvested restricted shares of common stock.
(5)
Consists of 305,561 unvested restricted shares of common stock.
(6)
Consists of 270,525 unvested restricted shares of common stock.
(7)
Consists of 354,171 unvested restricted shares of common stock.
(8)
Includes 50,347 vested options to purchase common stock under the 2019 Plan.
(9)
Includes 5,903 unvested restricted shares of common stock.
(10)
Consists of 7,291 restricted stock units that vest on June 11, 2025.
(11)
Includes 5,903 restricted shares of common stock that vest on May 6, 2025.
(12)
Consists of 1,343 restricted stock units that vest on June 11, 2025.
(13)
Includes (i) 4,812,123 unvested restricted shares of common stock, (ii) 50,347 vested options to purchase common stock under the 2019 Plan, (iii) 5,903 restricted shares of common stock that vest on May 6, 2025 and (iv) 8,634 restricted stock units that vest on June 11, 2025.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception thereof). Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S‑K, any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, the amount involved exceeds $120,000 and a related person has, had or will have a direct or indirect material interest.

Under the policy, the Company’s legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If the Company’s legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our general counsel (or his or her designee) is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. The audit committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction is inconsistent with the interests of the Company and its stockholders and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our code of business conduct and ethics, and either approve or disapprove the related person transaction. If advance audit committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the audit committee, subject to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the audit committee for ratification at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Management will update the audit committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2024, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Consulting Services Agreements

In connection with the Acquisition, on April 4, 2019, Dynasty Acquisition entered into a consulting services agreement, which was amended and restated in connection with the IPO on October 3, 2024 (the “Amended and Restated Carlyle Services Agreement”) with Carlyle Investment Management L.L.C. (“CIM”), pursuant to which Dynasty Acquisition paid CIM a one‑time fee of approximately $24.5 million for strategic advisory and consulting services provided to Dynasty Acquisition in connection with the Acquisition. Pursuant to the Amended and Restated Carlyle Services Agreement, and subject to certain conditions, Dynasty Acquisition also pays to CIM an annual fee of approximately $2.4 million, payable in quarterly installments in advance, for the advisory, consulting and other services provided by CIM pursuant to the Amended and Restated Carlyle Services Agreement. Dynasty Acquisition also reimburses CIM’s reasonable out‑of‑pocket expenses incurred in connection with services provided pursuant to the Amended and Restated Carlyle Services Agreement, and Dynasty Acquisition may pay CIM additional fees associated with other future transactions or in consideration of any additional services provided under the Amended and Restated Carlyle Services Agreement. The Amended and Restated Carlyle Services Agreement will continue in full force and effect until the earlier of the second anniversary of the consummation of the IPO and the date on which

CIM and its affiliates collectively and beneficially own, directly or indirectly, less than 10% of our outstanding voting common stock, provided that the Amended and Restated Carlyle Services Agreement may be terminated at any time by written notice to Dynasty Acquisition from CIM. For the year ended December 31, 2024, we paid CIM approximately $2.4 million pursuant to the Amended and Restated Carlyle Services Agreement.

In connection with the Acquisition, on April 4, 2019, Dynasty Acquisition entered into a consulting service agreement, which was amended and restated in connection with the IPO on October 3, 2024 (the “Amended and Restated Beamer Services Agreement”) with Beamer Investment Inc., an affiliate of GIC, pursuant to which Dynasty Acquisition paid Beamer Investment Inc. a one‑time fee of approximately $5.5 million for strategic advisory and consulting, services provided to Dynasty Acquisition in connection with the Acquisition. Pursuant to the Amended and Restated Beamer Services Agreement, and subject to certain conditions, Dynasty Acquisition also pays to Beamer Investment Inc. an annual fee of approximately $0.6 million, payable in quarterly installments in advance, for the advisory, consulting and other services provided by Beamer Investment Inc. pursuant to the Amended and Restated Beamer Services Agreement. Dynasty Acquisition also reimburses Beamer Investment Inc.’s reasonable out‑of‑pocket expenses incurred in connection with services provided pursuant to the Amended and Restated Beamer Services Agreement, and Dynasty Acquisition may pay Beamer Investment Inc. additional fees associated with other future transactions or in consideration of any additional services provided under the Amended and Restated Beamer Services Agreement. The Amended and Restated Beamer Services Agreement will continue in full force and effect until the earlier of the second anniversary of the consummation of the IPO and the date on which Beamer Investment Inc. and its affiliates collectively and beneficially own, directly or indirectly, less than 50% of our outstanding voting common stock that they owned on the date of the closing of the IPO, prior to giving effect to the sale of shares by Beamer Investment Inc. or an affiliate of Beamer Investment Inc. in the IPO, provided that the Amended and Restated Beamer Services Agreement may be terminated at any time by written notice to Dynasty Acquisition from Beamer Investment Inc. For the year ended December 31, 2024, we paid Beamer Investment Inc. approximately $0.6 million pursuant to the Amended and Restated Beamer Services Agreement.

Transactions with Carlyle

As consideration for the services provided by Carlyle as a lead arranger in connection with the 2024 Term B‑1 Loan Facility and the 2024 Term Loan B‑2 Facility, during the year ended December 31, 2024, we incurred arrangement fees of approximately $0.8 million.

As consideration for the services provided by Carlyle as a lead arranger in connection with the New 2024 Term Loan B‑1 Facility and the New 2024 Term Loan B‑2 Facility, we incurred arrangement fees of approximately $1.2 million for the year ended December 31, 2024.

An affiliate of Carlyle also served as one of the underwriters of the IPO for which it received underwriting discounts and commissions of approximately $5.6 million.

Transactions with Portfolio Companies of Funds Affiliated with Carlyle

CFGI, a portfolio company of a fund affiliated with Carlyle, provides consulting services to us in connection with the consummation of the IPO. During the year ended December 31, 2024, we incurred consulting fees to CFGI of approximately $4.5 million.

IPO Proceeds

Carlyle Partners VII sold 12,849,448 shares and received approximately $292.1 million of net proceeds from the IPO and the GIC Investor sold 2,900,552 shares and received approximately $65.9 million of net proceeds from the IPO.

Stockholders Agreement

In connection with the IPO, we entered into the Stockholders Agreement with Carlyle Partners VII, the GIC Investor and certain of our other existing stockholders who are currently party to the Partnership Agreement. Pursuant to the Stockholders Agreement, our Board consists of nine directors, with Carlyle having the right to designate eight of the nine directors. The number of directors that Carlyle is entitled to designate is subject to maintaining certain ownership thresholds. If Carlyle loses its right to designate any directors pursuant to the terms of the Stockholders Agreement, these positions will be filled in accordance with our Amended and Restated Charter.

The Stockholders Agreement also includes provisions pursuant to which we grant Carlyle and the GIC Investor (or, in each case, a permitted transferee or affiliate) the right to cause us, in certain instances, at our expense, to file registration statements under the Securities Act covering resales of our shares of common stock held by Carlyle and the GIC Investor (or, in each case, such permitted transferee or affiliate). The Stockholders Agreement also includes provisions pursuant to which we grant Carlyle, the GIC Investor and certain of our other existing stockholders the right to piggyback on registration statements in certain circumstances. These shares of common stock also may be sold under Rule 144 under the Securities Act, depending on their holding period and subject to restrictions in the case of shares of common stock held by persons deemed to be our affiliates. The Stockholders Agreement also requires us to indemnify such stockholders in connection with any registrations of our securities and includes provisions relating to, among other things, information rights, expense reimbursement and corporate governance provisions.

Indemnification of Directors and Officers; Directors’ and Officers’ Insurance

In connection with the IPO, we entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the indemnitees with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the DGCL, subject to certain exceptions contained in those agreements. We also are authorized to purchase and maintain insurance on behalf of any person who is or was an officer or director of the Company in such person’s official capacity against any liability asserted against and incurred by such person in or arising from that capacity.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a‑8 under the Exchange Act must submit the proposal to our Secretary at our offices at 6710 North Scottsdale Road, Suite 250, Scottsdale, Arizona 85253 in writing not later than December 26, 2025.

Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one‑year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting of Stockholders no earlier than February 12, 2026 and no later than March 14, 2026. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 12, 2026, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2026 Annual Meeting of Stockholders or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a‑19 under the Exchange Act by the deadline for submitting director nominations under our Amended and Restated Bylaws, as described above.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e‑mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2026 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

STANDARDAERO’S ANNUAL REPORT ON FORM 10‑K

A copy of StandardAero’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2024, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of April 17, 2025 without charge upon written request addressed to:

StandardAero, Inc.
Attention: Secretary
6710 North Scottsdale Road, Suite 250
Scottsdale, Arizona 85253

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10‑K at www.proxyvote.com. You also may access our Annual Report on Form 10‑K for the fiscal year ended December 31, 2024 at https://ir.standardaero.com/.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL‑FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Steve Sinquefield

Steve Sinquefield
Chief Legal Officer and Secretary
Scottsdale, Arizona
April 25, 2025

STANDARDAERO, INC. 6710 NORTH SCOTTSDALE ROAD, SUITE 250 SCOTTSDALE, ARIZONA 85253 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 11, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SARO2025 You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Before the Meeting - Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 11, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Before the Meeting - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V72836-P28881 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY STANDARDAERO, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the election of all the Class I director nominees listed in the following proposal: 1. Election of Class I Directors to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified Nominees: 01) Peter J. Clare 02) Russell Ford 03) Andrea Fischer Newman The Board recommends you vote FOR the following proposal: 2. Ratification of the appointment of PricewaterhouseCoopers LLP, United States as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Board recommends you vote ONE YEAR on the following proposal: 3. Approval, on an advisory (non binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. The Board recommends you vote FOR the following proposal: 4. Approval, on an advisory (non binding) basis, of the compensation of the Company’s named executive officers. NOTE: Such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof. For Against Abstain 1 Year 2 Years 3 Years Abstain For Against Abstain Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased stockholder should give their full title. Please date the proxy card. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com. V72837-P28881 STANDARDAERO, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STANDARDAERO, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2025 The undersigned stockholder(s) of StandardAero, Inc. hereby appoint(s) Russell Ford and Steve Sinquefield, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse of this proxy card, all of the shares of common stock of StandardAero, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 am Eastern Time on June 12, 2025, via a live webcast at www.virtualshareholdermeeting.com/SARO2025, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side